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     THIS SUPPLEMENTAL INDENTURE, dated as of December 10, 1993, by and between CENTRAL VERMONT PUBLIC SERVICE
     CORPORATION, a corporation duly organized and existing under the laws of the State of Vermont (hereinafter generally referred to as the Company), and THE FIRST NATlONAL BANK OF BOSTON, a national banking association (hereinafter generally referred to as the Trustee), as it is the successor Trustee under the Indenture of Mortgage next hereinafter referred to,

     WITNESSETH that:

     WHEREAS the Company heretofore duly executed and delivered to Old
     Colony Trust Company, as Trustee, an Indenture of Mortgage
     (hereinafter generally referred to as the Original Indenture), dated as of October 1, 1929, but actually executed on October 24, 1929 (the Original Indenture, with all indentures supplemental thereto as therein provided, being hereinafter generally referred to as the Mortgage), and recorded, among other places, in Washington County (New York), Liber 150 of Mortgages, Page 51, Grafton County (New Hampshire) Registry of
     Deeds, Liber 616, Folio 484, Sullivan County (New Hampshire) Records,
     Vol. 234, Page 531, in the Office of the Secretary of State of
     Connecticut, in the Office of the City Clerk of Rutland, Vermont, in the offices of the clerks of certain other towns and cities in the State of Vermont, and in the Office of the Secretary of State of the State of Vermont, to which Original Indenture this instrument is supplemental, and thirty-seven duly recorded indentures supplemental thereto and in modification and confirmation thereof, whereby all the properties of the Company, whether owned at the time of the execution thereof or thereafter acquired, with certain exceptions and reservations therein fully set forth, were granted, assigned, transferred, mortgaged and pledged to the Trustee, in trust upon the terms and conditions set forth therein, to secure bonds of the Company issued and to be issued in accordance with the terms of the Mortgage and for other purposes more particularly set forth therein; and

     WHEREAS on January 4, 1971, Old Colony Trust Company was merged into The First National Bank of Boston which thereupon succeeded to the trusts under the Mortgage; and

     WHEREAS in order to comply with the obligations of the Company in
     Section 12 of Article III and elsewhere in the Original Indenture, and the provisions of said section and of Section 1 of Article XVI of the Original Indenture, it is desirable and the Company is required and has duly and lawfully determined, at the request of the Trustee, to execute and deliver this instrument for the purpose of complying with said obligations and provisions; and

     WHEREAS the Company has caused to be paid or redeemed all bonds issued under the Mortgage other than those now outstanding as described below and has caused to be paid or redeemed or has otherwise discharged the underlying bonds of its predecessor corporations described in the Original Indenture and the mortgages securing the same; and the Company has also issued and there are outstanding on the date of delivery hereof $67,580,000 in principal amount of First Mortgage Bonds, Series M, N, Y, EE, FF, GG, HH and
     JJ and the Company proposes to issue under the Mortgage $10,000,000 in aggregate principal amount of additional First Mortgage 5.30% Bonds, Series KK, due December 15, 1998 (herein referred to as the bonds of Series KK); $5,000,000 in aggregate principal amount of additional First Mortgage 5.54% Bonds, Series LL, due December 15, 2000 (herein referred to as the bonds of Series LL); $7,500,000 in aggregate principal amount of additional First Mortgage 6.01% Bonds, Series MM, due
     December 15, 2003 (herein referred to as the bonds of Series MM); $3,000,000 in aggregate principal amount of additional First Mortgage 6.27% Bonds, Series NN, due December 15, 2008 (herein referred to as the bonds of Series NN); and $17,500,000 in aggregate principal amount of additional First Mortgage 6.90% Bonds, Series OO, due December 15,
     2023 (herein referred to as the bonds of Series OO), which series
     (subject to the restrictions and provisions contained in the Mortgage) are limited to such aggregate principal amount, respectively; and

     WHEREAS this Supplemental Indenture has been duly and legally authorized by the Board of Directors of the Company, and the use of terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture as heretofore and hereby supplemented, modified and confirmed; and

     WHEREAS the bonds of Series KK, LL, MM, NN and OO and the
     Trustee's certificate thereon are to be substantially in the respective forms set forth in resolutions (a certified copy of which is on file with the
     Trustee) of the Board of Directors of the Company designating and authorizing the bonds of Series KK, LL, MM, NN and OO, and the bonds of Series KK, LL, MM, NN and OO are to be redeemable as set forth in said forms of the bonds of Series KK, LL, MM, NN and OO;

     NOW THEREFORE, in confirmation of and supplementing the Mortgage and pursuant to, in compliance with, and in execution of, the powers, authorities and obligations conferred, imposed and reserved therein and every other power, authority and obligation appertaining thereto, in consideration of the premises, and of the acceptance and purchase of the bonds by the holders thereof, and of the sum of one dollar to it duly paid by said The First National Bank of Boston and of other good and valuable consideration, the receipt whereof is hereby acknowledged, said Central Vermont Public Service Corporation has given, granted, bargained, sold, transferred, assigned, pledged, mortgaged, warranted, conveyed and confirmed, and by these presents does give, grant, bargain, sell, transfer, assign, pledge, mortgage, warrant, convey and confirm, unto said The First National Bank of Boston, as Trustee as aforesaid, and its successor or successors in the trusts under the Mortgage and hereunder, and its and their assigns, (a) all and singular the plants, rights, permits, franchises, privileges, easements and property, real, personal and mixed, described in the Original Indenture and each of the preceding Supplemental Indentures, and thereby or otherwise thereunder conveyed, pledged, assigned, transferred and mortgaged, or intended so to be (said descriptions in the Original Indenture and each of the preceding Supplemental Indentures being hereby made a part hereof to the same extent as if set forth herein at length), whether then or now owned or thereafter or hereafter acquired, except such of said properties or interests therein as may have been released by the Trustee or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture as heretofore supplemented and amended, and (b) also, but without in any way limiting the generality of the foregoing, all of the right, title and interest of the
     Company in and to the franchises, rights, titles, interests, easements and properties described in Schedule A hereto attached and hereby made a part hereof as fully as if set forth herein at length.

     Subject, however, as to all of the foregoing, to the specific rights, privileges, liens, encumbrances, restrictions, conditions, limitations, covenants, interests, reservations, exceptions and otherwise as provided in the Original Indenture and preceding Supplemental Indentures, and in the descriptions in the schedules thereto and hereto and in the deeds or grants in said schedules referred to.

     BUT SPECIFICALLY RESERVING AND EXCEPTING (as the same were reserved and excepted from the lien of the Original Indenture and all preceding Supplemental Indentures) from this instrument and the grant, conveyance, mortgage, transfer and assignment herein contained (1) all right, title and interest of the Company, now owned or hereafter acquired, in and to the properties and rights specified in subclauses (a) to (c), both inclusive, of the granting clauses on page 11 of the Original Indenture, and (2) (as the same, pursuant to the provisions of Section 18(b) of Article 2 of the Fifth Supplemental Indenture, dated as of February 1, 1945, were reserved from the lien of the Original Indenture and the preceding Supplemental Indentures) all telephone properties, whether heretofore or now owned or hereafter acquired by the Company.

     TO HAVE AND TO HOLD all said property hereby conveyed, assigned, pledged or mortgaged, or intended so to be, together with the rents, issues and profits thereof, as well as all such after-acquired property, unto the Trustee, its successor or successors in the trusts under the Mortgage and hereunder and its and their assigns forever;

     BUT IN TRUST, NEVERTHELESS, under and subject to the provisions and conditions, with all the powers and authority and for the trusts and purposes, herein and in the Mortgage set forth, (1) for the equal and proportionate benefit and security (except as provided in Section 3 of Article III and elsewhere in the Original Indenture as heretofore and hereby supplemented, modified and confirmed) of the holders of all bonds and interest coupons heretofore, now and hereafter issued under the Mortgage and from time to time outstanding, pursuant to the provisions thereof, and for the enforcement of the payment of said bonds and coupons when payable, and the performance of and compliance with the covenants and conditions of the Mortgage, without (except as aforesaid) any preference, distinction or priority as to lien or otherwise of any bond or coupon over any other bond or coupon by reason of the difference in the series or time of the actual issue, sale or negotiation thereof, or for any other reason whatsoever, so that each and every bond heretofore, now or hereafter issued under the Mortgage shall have the same lien, and so that the interest and principal of every such bond shall, subject to the terms of the Original Indenture, be equally and proportionately secured thereby and hereby, as if it had been made, executed, delivered, sold and negotiated simultaneously with the execution and delivery of the Original Indenture; and (2) subject to the covenants, agreements, rights, privileges, immunities, trusts and duties set forth in the Original Indenture, as heretofore supplemented, modified and confirmed, and in this Supplemental Indenture.

     AND IT IS HEREBY COVENANTED, DECLARED AND AGREED, upon the trusts and for the purposes aforesaid, as set forth in the following covenants, agreements, conditions and provisions:

     ARTICLE 1.

     CERTAIN LIMITATIONS AND COVENANTS.

     SECTION 1.  The Company covenants and agrees as follows:

     That, so long as any of the bonds of Series KK, LL, MM, NN or OO remain outstanding, it will not (a) declare or pay any dividend or make any distribution on any shares of capital stock of the Company of any class (other than a dividend payable solely in capital stock of the Company), or (b) apply any of its property or assets to the purchase, redemption or other retirement of, or set apart any sums for dividends on or for the purchase, redemption or other retirement of, or make any distribution by reduction of capital or otherwise in respect of (except from
     the proceeds of any stock financing subsequent to the date hereof), any shares of capital stock of the Company of any class other than shares retired through the operation of the mandatory sinking fund provisions of any class of the Company's preferred stocks now or hereafter issued, if in either case the aggregate amount so paid, distributed and applied after December 31, 1988, would exceed the sum of (i) the aggregate of the net income of the Company accumulated for the period from said date up to and including the end of the month next preceding the month in which a dividend is to be paid or such distribution, purchase, redemption or other retirement is to be made plus (ii) $35,000,000. Any payment, distribution, purchase, redemption or other retirement permitted by the prior sentence may be made only if immediately prior to such action and after giving effect to such action there will not have occurred or be con-tinuing a default or event of default under the Mortgage. Net income of the Company for the purpose of this section shall mean the gross operating revenues and other income of the Company less all deductions for operating expenses, taxes (including income, excess profits and other taxes based on or measured by income), interest expense, reserves, any extraordinary items of expense and other appropriate items, all as determined in accordance with such system of accounts as may be prescribed by the Vermont Public Service Board or any successor regulatory commission or agency of the State of Vermont having the same or similar jurisdiction over accounts or, in the absence thereof, in accordance with sound accounting practice, and less, for any period, the amount, if any, by which the Renewal Requirement as defined in Article
     VII of the Mortgage for such period exceeds the aggregate amount included in operating expenses with respect to depreciation of electric plant during such period; provided, however, that in determining the net income of the Company for the purposes of this section no deduction or adjustment shall be made for or in respect of: (a) expenses in connection with the redemption or retirement of any securities issued by the Company, including any amount paid in excess of the principal amount of securities redeemed or retired and, in the event that such redemption or retirement is effected with the proceeds of sale of other securities of the Company, interest on the securities redeemed or retired from the date on which the funds required for such redemption or retirement are deposited in trust for such purpose to the date of redemption or retirement; (b) profits and losses from sales of public utility
     property or other capital assets, or taxes on or in respect of any such profits; (c) any earned surplus adjustment (including tax adjustments) applicable to any period prior to January 1, 1993; or (d) amortization of utility plant adjustment accounts or intangibles.

     SECTION 2.(a) The Company covenants and agrees that, except as provided in subsections 2(b), (c), (d), (e) and (f), it will not, and will not request the Trustee to, redeem, pay or purchase or otherwise retire any bonds of Series KK, LL, MM, NN or OO, in connection with the Renewal
     Fund established under Article VII of the Mortgage or for any other purposes of the Mortgage other than in connection with the application pursuant to Article IX of the Mortgage of moneys received by the Trustee as proceeds of released property or of property taken by the power of eminent domain or as insurance money. In connection with a redemption or purchase pursuant to said Article IX, bonds of Series KK, LL, MM, NN or OO may be called for redemption or purchased, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof, at a redemption or purchase price of 100% of the principal amount of the bonds of Series KK, LL, MM, NN or OO to be redeemed or purchased plus accrued interest thereon to the date of redemption or purchase, together with a premium equal to the Make-Whole Premium
     Amount (as defined in subsections 2(b), (c), (d), (e) and (f) below) with respect to the principal amount being redeemed or purchased.

     (b) Notwithstanding any provision of the Mortgage, the bonds of Series
     KK may be redeemed at the option of the Company, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof, at any time after December 15, 1994 and prior to December 15, 1998, at a redemption price of 100% of the principal amount of the bonds of Series
     KK to be redeemed plus accrued interest thereon to the date of redemption, together with a premium equal to the Make-Whole Premium
     Amount with respect to the principal amount being redeemed. As used herein the following terms shall have the meanings set forth below:

     "Make-Whole Premium Amount" shall mean at any time with respect to the bonds of Series KK being redeemed pursuant to this subsection 2(b), the excess, if any, (and in no case less than zero) of (i) the present value as of the date of, but immediately prior to, such redemption of the principal payment at final maturity allocable to such redemption and the remaining scheduled interest payments (including any accrued interest) on the bonds of Series KK allocable to such redemption (determined by discounting such amounts on a semiannual compounded basis at the "Reinvestment Yield" from the respective dates on which but for the redemption under this subsection 2(b), such principal payments and interest payments would have been payable) over (ii) 100% of the principal amount of the bonds of Series KK being redeemed plus accrued interest thereon from the next preceding interest payment date to the date of such redemption.

     "Reinvestment Yield" shall mean the lesser of (A) 5.30% or (B) the sum of 0.50% plus the arithmetic mean of the two most recent weekly average yields to maturity for actively traded marketable U.S. Treasury fixed interest securities (adjusted to constant maturities) equal to the remaining Life to Maturity (as of the date of the proposed redemption of the bonds of Series KK) as published by the Federal Reserve Board in its Statistical Release H.15(519) for the two calendar weeks ending on the Saturday next preceding the Premium Notice Date, as defined below, or, if such average is not published for such period, of such reasonably comparable index as may be approved by the holder or holders of at least 66 2/3% of the unpaid principal amount of the bonds of Series KK to be redeemed. If no maturity exactly corresponds to such Life to Maturity, the yields for the two most closely corresponding published maturities shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Yield shall be interpolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month; provided, that if there is no such greater published maturity, the yield to maturity shall be such lesser published maturity.

     "Life to Maturity" shall mean as at the date of the proposed redemption thereof the number of years (calculated at the nearest one-twelfth) which will elapse between the date of determination of the Life to Maturity of the bonds of Series KK and the date of payment at final maturity.

     The Company may not make any redemption under this subsection 2(b) unless it shall have delivered to the Trustee, at least sixty (60) days before the redemption date, written notice thereof specifying the principal amount of bonds of Series KK to be redeemed. In the case of a redemption under this subsection 2(b), at least thirty (30) days prior to the date fixed for redemption (the "Premium Notice Date") the Company will furnish written notice to the Trustee and each holder of bonds of Series KK, by telecopy or other same day written communication, of the premium, if any, applicable to such redemption and the calculations, in reasonable detail, used to determine the amount of any such premium.

     (c) Notwithstanding any provision of the Mortgage, the bonds of Series
     LL may be redeemed at the option of the Company, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof, at any time after December 15, 1994 and prior to December 15, 2000, at a redemption price of 100% of the principal amount of the bonds of Series
     LL to be redeemed plus accrued interest thereon to the date of redemption, together with a premium equal to the Make-Whole Premium
     Amount with respect to the principal amount being redeemed. As used herein the following terms shall have the meanings set forth below:

     "Make-Whole Premium Amount" shall mean at any time with respect to the bonds of Series LL being redeemed pursuant to this subsection 2(c), the excess, if any, (and in no case less than zero) of (i) the present value as of the date of, but immediately prior to, such redemption of the principal payment at final maturity allocable to such redemption and the remaining scheduled interest payments (including any accrued interest) on the bonds of Series LL allocable to such redemption (determined by discounting such amounts on a semiannual compounded basis at the "Reinvestment Yield" from the respective dates on which but for the redemption under this subsection 2(c), such principal payments and interest payments would have been payable) over (ii) 100% of the principal amount of the bonds of Series LL being redeemed plus accrued interest thereon from the next preceding interest payment date to the date of such redemption.

     "Reinvestment Yield" shall mean the lesser of (A) 5.54% or (B) the sum of 0.50% plus the arithmetic mean of the two most recent weekly average yields to maturity for actively traded marketable U.S. Treasury fixed interest securities (adjusted to constant maturities) equal to the remaining Life to Maturity (as of the date of the proposed redemption of the bonds of Series LL) as published by the Federal Reserve Board in its Statistical Release H.15(519) for the two calendar weeks ending on the Saturday next preceding the Premium Notice Date, as defined below, or, if such average is not published for such period, of such reasonably comparable index as may be approved by the holder or holders of at least 66 2/3% of the unpaid principal amount of the bonds of Series LL to be redeemed. If no maturity exactly corresponds to such Life to Maturity, the yields for the two most closely corresponding published maturities shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Yield shall be interpolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month; provided, that if there is no such greater published maturity, the yield to maturity shall be such lesser published maturity.

     "Life to Maturity" shall mean as at the date of the proposed redemption thereof the number of years (calculated at the nearest one-twelfth) which will elapse between the date of determination of the Life to Maturity of the bonds of Series LL and the date of payment at final maturity.

     The Company may not make any redemption under this subsection 2(c) unless it shall have delivered to the Trustee, at least sixty (60) days before the redemption date, written notice thereof specifying the principal amount of bonds of Series LL to be redeemed. In the case of a redemption under this subsection 2(c), at least thirty (30) days prior to the date fixed for redemption (the "Premium Notice Date") the Company will furnish written notice to the Trustee and each holder of bonds of Series LL, by telecopy or other same day written communication, of the premium, if any, applicable to such redemption and the calculations, in reasonable detail, used to determine the amount of any such premium.

     (d)  Notwithstanding any provision of the Mortgage, the bonds of Series
     MM may be redeemed at the option of the Company, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof, at any time after December 15, 1994 and prior to December 15, 2003, at a redemption price of 100% of the principal amount of the bonds of Series
     MM to be redeemed plus accrued interest thereon to the date of redemption, together with a premium equal to the Make-Whole Premium
     Amount with respect to the principal amount being redeemed. As used herein the following terms shall have the meanings set forth below:

     "Make-Whole Premium Amount" shall mean at any time with respect to the bonds of Series MM being redeemed pursuant to this subsection
 2(d), the excess, if any, (and in no case less than zero) of (i) the present value as of the date of, but immediately prior to, such redemption of the principal payment at final maturity allocable to such redemption and the remaining scheduled interest payments (including any accrued interest)
     on the bonds of Series MM allocable to such redemption (determined by discounting such amounts on a semiannual compounded basis at the "Reinvestment Yield" from the respective dates on which but for the redemption under this subsection 2(d), such principal payments and interest payments would have been payable) over (ii) 100% of the principal amount of the bonds of Series MM being redeemed plus accrued interest thereon from the next preceding interest payment date to the date of such redemption.

     "Reinvestment Yield" shall mean the lesser of (A) 6.01% or (B) the sum of 0.50% plus the arithmetic mean of the two most recent weekly average yields to maturity for actively traded marketable U.S. Treasury fixed interest securities (adjusted to constant maturities) equal to the remaining Life to Maturity (as of the date of the proposed redemption of the bonds of Series MM) as published by the Federal Reserve Board in its Statistical Release H.15(519) for the two calendar weeks ending on the Saturday next preceding the Premium Notice Date, as defined below, or, if such average is not published for such period, of such reasonably comparable index as may be approved by the holder or holders of at least 66 2/3% of the unpaid principal amount of the bonds of Series MM to be redeemed. If no maturity exactly corresponds to such Life to Maturity, the yields for the two most closely corresponding published maturities shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Yield shall be interpolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month; provided, that if there is no such greater published maturity, the yield to maturity shall be such lesser published maturity.

     "Life to Maturity" shall mean as at the date of the proposed redemption thereof the number of years (calculated at the nearest one-twelfth) which will elapse between the date of determination of the Life to Maturity of the bonds of Series MM and the date of payment at final maturity.

     The Company may not make any redemption under this subsection 2(d) unless it shall have delivered to the Trustee, at least sixty (60) days before the redemption date, written notice thereof specifying the principal amount of bonds of Series MM to be redeemed. In the case of a redemption under this subsection 2(d), at least thirty (30) days prior to the date fixed for redemption (the "Premium Notice Date") the Company will furnish written notice to the Trustee and each holder of bonds of Series MM, by telecopy or other same day written communication, of the premium, if any, applicable to such redemption and the calculations, in reasonable detail, used to determine the amount of any such premium.

     (e) Notwithstanding any provision of the Mortgage, the bonds of Series NN may be redeemed at the option of the Company, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof, at any time after December 15, 1994 and prior to December 15, 2008, at a redemption price of 100% of the principal amount of the bonds of Series
     NN to be redeemed plus accrued interest thereon to the date of redemption, together with a premium equal to the Make-Whole Premium
     Amount with respect to the principal amount being redeemed. As used herein the following terms shall have the meanings set forth below:

     "Make-Whole Premium Amount" shall mean at any time with respect to the bonds of Series NN being redeemed pursuant to this subsection 2(e), the excess, if any, (and in no case less than zero) of (i) the present value as of the date of, but immediately prior to, such redemption of the principal payment at final maturity allocable to such redemption and the remaining scheduled interest payments (including any accrued interest) on the bonds of Series NN allocable to such redemption (determined by discounting such amounts on a semiannual compounded basis at the "Reinvestment Yield" from the respective dates on which but for the redemption under this subsection 2(e), such principal payments and interest payments would have been payable) over (ii) 100% of the principal amount of the bonds of Series NN being redeemed plus accrued interest thereon from the next preceding interest payment date to the date of such redemption.

     "Reinvestment Yield" shall mean the lesser of (A) 6.27% or (B) the sum of 0.50% plus the arithmetic mean of the two most recent weekly average yields to maturity for actively traded marketable U.S. Treasury fixed interest securities (adjusted to constant maturities) equal to the remaining Life to Maturity (as of the date of the proposed redemption of the bonds of Series NN) as published by the Federal Reserve Board in its Statistical Release H.15(519) for the two calendar weeks ending on the Saturday next preceding the Premium Notice Date, as defined below, or, if such average is not published for such period, of such reasonably comparable index as may be approved by the holder or holders of at least 66 2/3% of the unpaid principal amount of the bonds of Series NN to be redeemed. If no maturity exactly corresponds to such Life to Maturity, the yields for the two most closely corresponding published maturities shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Yield shall be interpolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month; provided, that if there is no such greater published maturity, the yield to maturity shall be such lesser published maturity.

     "Life to Maturity" shall mean as at the date of the proposed redemption thereof the number of years (calculated at the nearest one-twelfth) which will elapse between the date of determination of the Life to Maturity of the bonds of Series NN and the date of payment at final maturity.

     The Company may not make any redemption under this subsection 2(e) unless it shall have delivered to the Trustee, at least sixty (60) days before the redemption date, written notice thereof specifying the principal amount of bonds of Series NN to be redeemed. In the case of a redemption under this subsection 2(e), at least thirty (30) days prior to the date fixed for redemption (the "Premium Notice Date") the Company will furnish written notice to the Trustee and each holder of bonds of Series NN, by telecopy or other same day written communication, of the premium, if any, applicable to such redemption and the calculations, in reasonable detail, used to determine the amount of any such premium.

     (f)(i) Notwithstanding any provision of the Mortgage, the bonds of Series OO may be redeemed at the option of the Company, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof, at any time after December 15, 1994 and prior to December 15, 2018, at a redemption price of 100% of the principal amount of the bonds of Series
     OO to be redeemed plus accrued interest thereon to the date of redemption, together with a premium equal to the Make-Whole Premium
     Amount with respect to the principal amount being redeemed. As used herein the following terms shall have the meanings set forth below:

     "Make-Whole Premium Amount" shall mean at any time with respect to the bonds of Series OO being redeemed pursuant to this subsection 2(f), the excess, if any, (and in no case less than zero) of (i) the present value as of the date of, but immediately prior to, such redemption of the principal payment at final maturity allocable to such redemption and the remaining scheduled interest payments (including any accrued interest) on the bonds of Series OO allocable to such redemption (determined by discounting such amounts on a semiannual compounded basis at the "Reinvestment Yield" from the respective dates on which but for the redemption under this subsection 2(f), such principal payments and interest payments would have been payable) over (ii) 100% of the principal amount of the bonds of Series OO being redeemed plus accrued interest thereon from the next preceding interest payment date to the date of such redemption.

     "Reinvestment Yield" shall mean the lesser of (A) 6.90% or (B) the sum of 0.50% plus the arithmetic mean of the two most recent weekly average yields to maturity for actively traded marketable U.S. Treasury fixed interest securities (adjusted to constant maturities) equal to the remaining Life to Maturity (as of the date of the proposed redemption of the bonds of Series OO) as published by the Federal Reserve Board in its Statistical Release H.15(519) for the two calendar weeks ending on the Saturday next preceding the Premium Notice Date, as defined below, or, if such average is not published for such period, of such reasonably comparable index as may be approved by the holder or holders of at least 66 2/3% of the unpaid principal amount of the bonds of Series OO to be redeemed. If no maturity exactly corresponds to such Life to Maturity, the yields for the two most closely corresponding published maturities shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Yield shall be interpolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month; provided, that if there is no such greater published maturity, the yield to maturity shall be such lesser published maturity.

     "Life to Maturity" shall mean as at the date of the proposed redemption thereof the number of years (calculated at the nearest one-twelfth) which will elapse between the date of determination of the Life to Maturity of the bonds of Series OO and the date of payment at final maturity.

     The Company may not make any redemption under this subsection 2(f)(i) unless it shall have delivered to the Trustee, at least sixty (60) days before the redemption date, written notice thereof specifying the principal amount of bonds of Series OO to be redeemed. In the case of a redemption under this subsection 2(f)(i), at least thirty (30) days prior to the date fixed for redemption (the "Premium Notice Date") the Company will furnish written notice to the Trustee and each holder of bonds of Series OO, by telecopy or other same day written communication, of the premium, if any, applicable to such redemption and the calculations, in reasonable detail, used to determine the amount of any such premium.

     (ii) Notwithstanding any provision of the Mortgage, the bonds of Series OO may be redeemed at the option of the Company, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof, at any time on or after December 15, 2018 and prior to December 15, 2023, at a redemption price of 100% of the principal amount of the bonds of Series OO to be redeemed plus accrued and unpaid interest thereon to the date of redemption but without premium. The Company may not make any redemption under this subsection 2(f)(ii) unless it shall have delivered to the Trustee, at least sixty (60) days before the redemption date, written notice thereof specifying the principal amount of bonds of Series OO to be redeemed.

     SECTION 3. The Company covenants and agrees that, so long as any bonds of Series KK, LL, MM, NN or OO remain outstanding, it will apply to the Trustee for no release, under Section 2 of Article VIII of the Original Indenture as heretofore supplemented and amended, of any part of the mortgaged property for any consideration consisting in whole or in part of purchase money obligations secured by mortgage on the property released if the aggregate principal amount of such purchase money obligations in connection with any release would exceed sixty percent (60%) of the value (as defined in Section 3 of Article II of the Original Indenture as heretofore supplemented and amended) of the property to be released.

     SECTION 4. Notwithstanding any provisions of the Mortgage, whenever any bonds of Series KK, LL, MM, NN or OO are to be called for redemption as provided in Article 1 hereof, the Trustee shall select such bonds in accordance with the following provisions: the principal amount of bonds of Series KK, LL, MM, NN or OO then to be redeemed from each holder thereof shall bear the same ratio (to the nearest $1,000) to the total principal amount of bonds of Series KK, LL, MM, NN or OO then to be redeemed as the total principal amount of bonds of such series then held by each such holder bears to the total principal amount of bonds of such series then outstanding.

     Purchases of bonds of Series KK, LL, MM, NN or OO by the Company or the Trustee (as Trustee) shall be made only (a) with the written consent of all the then holders of the bonds of such series being purchased to the purchase being made, or (b) after the Company or the Trustee shall first have offered to purchase at the same price and contemporaneously from each then holder of the bonds of such series being purchased such holder's pro rata share of the total principal amount of the bonds of such series then being purchased.

     SECTION 5. Notwithstanding any provisions of the Mortgage, in connection with any redemption of bonds of Series KK, LL, MM, NN or OO any notice of redemption shall be sufficiently given if mailed first class, postage prepaid, to each registered holder of bonds at the last address of each holder appearing on the bond register.

     SECTION 6. Notwithstanding any provisions of the Mortgage or the bonds of Series KK, LL, MM, NN or OO, so long as the original registered holders or any subsequent registered holder of bonds of Series KK, LL, MM, NN or OO which is a bank, an insurance company, a savings institution, a trust company, a pension fund, or other institutional investor shall hold any of the bonds of Series KK, LL, MM, NN or OO all payments of interest on the bonds of such series and all payments on account of principal or premium, if any, shall be made directly to each such registered holder or its nominee at such address as may from time to time be furnished by such holder in writing without surrender or presentation of such bonds of such series to the Trustee (except in the case of payment or redemption of any bond of Series KK, LL, MM, NN or OO in whole) and with respect to each such original holder or subsequent holder such payments shall be made in accordance with the provisions of any written agreement between such original holder or subsequent holder and the Company which shall have been communicated and consented to by the Trustee.

     The Trustee hereby consents to the method of payment described in
     Section 6 of the Bond Purchase Agreements dated as of December 3, 1993 between the Company and the respective purchasers as defined therein.

     ARTICLE 2.

     MISCELLANEOUS PROVISIONS.

     SECTION 1. The Trustee hereby confirms its approval, previously given, of the designations: "First Mortgage 5.30% Bonds, Series KK" for the bonds of said Series KK; "First Mortgage 5.54% Bonds, Series LL" for the bonds of said Series LL; "First Mortgage 6.01% Bonds, Series MM" for the bonds of said Series MM; "First Mortgage 6.27% Bonds, Series NN" for the bonds of said Series NN; and "First Mortgage 6.90% Bonds, Series OO" for the bonds of said Series OO.

     SECTION 2. The Trustee shall be entitled to, may exercise and shall be protected by, where and to the full extent that the same are applicable, all the rights, powers, privileges, immunities and exemptions provided in the Mortgage as if the provisions concerning the same were incorporated herein at length. The Trustee under the Mortgage shall ex officio be Trustee hereunder. The recitals and statements in this Supplemental Indenture and in the bonds shall be taken as statements by the Company alone, and shall not be considered as made by or as imposing any obligation or liability upon the Trustee, nor shall the Trustee be held responsible for the legality or validity of this Supplemental Indenture or of the bonds, and the Trustee makes no covenants or representations, and shall not be responsible, as to and for the effect, authorization, execution, delivery or recording of this Supplemental Indenture.

     SECTION 3. This Supplemental Indenture shall become void when the Original Indenture as heretofore supplemented and amended shall be void.

     SECTION 4. The Mortgage as supplemented hereby is ratified and con-firmed in all respects.

     SECTION 5. If and to the extent that any provision of this Supplemental Indenture limits, qualifies or conflicts with the duties imposed by any of
     Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 as amended by the Trust Indenture Reform Act of 1990, through operation of Section 318(c), such imposed duties shall control.

     SECTION 6. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, said CENTRAL VERMONT PUBLIC SERVICE
     CORPORATION has caused this instrument to be signed, and its corporate seal attested by its Secretary or Assistant Secretary to be hereunto affixed, by Robert H. Young, its Executive Vice President and Agent in that behalf duly authorized, and said THE FIRST NATIONAL
     BANK OF BOSTON, in token of its acceptance of the trust herein created, has caused this instrument to be executed in its corporate name and its corporate seal to be hereto affixed by one of its Authorized Officers, all as of the day and year first above written.

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION,


     BY  Robert H. Young
     Robert H. Young
     Its Executive Vice President
      and Agent.

     Attest:



     Carole L. Root                                (Corporate
     Carole L. Root, Assistant Secretary                  Seal)


     Signed, sealed and delivered on
     behalf of Central Vermont Public
     Service Corporation in the presence
     of:


     Gale Levatino
     Gale Levatino

     Patricia Mitiguy
     Patricia Mitiguy

     THE FIRST NATIONAL BANK OF BOSTON,
     as Trustee as aforesaid,

     James E. Mogavero
     James E. Mogavero
     Authorized Officer.


     Signed, sealed and delivered on
     (Corporate behalf of
     The First National Bank                                Seal)
     of Boston in the presence
     of:


     Henry W. Seemore, Jr.
     Henry W. Seemore, Jr.

     Robert Dougherty
     Robert Dougherty

     SCHEDULE A.

     DESCRIPTION OF PROPERTIES.

     All land and premises, rights, privileges and easements conveyed or purported to have been conveyed to the Company in and by the following described deeds and the records thereof are hereby incorporated herein by reference:

     Properties acquired after December 10, 1991 or not previously described:

     (1)Deed from Craig A. Cota and Joan D. Cota, dated
     March 27, 1991, Recorded in Book 36, Page 505 of the West Rutland Land Records in the County of Rutland and State of Vermont.

     (2)Deed from Timothy A. Nichols and Brenda M. Nichols, dated October 16, 1991, Recorded in Book 66, Page 238-239 of the Arlington Land Records in the County of Bennington and State of Vermont.

     (3)Deed from Marion E. Sevigny, Roy A. Calkins, Carmen M. Bigelow, Paul R. Calkins, Zana A. Tauriainen and Leland E. Calkins, dated April 17, 1992, Recorded in Book 214, Pages 415-420 of the St. Johnsbury Land Records in the County of Caledonia and State of Vermont.

     (4)Deed from Martin W. Bowen, Jr. and Marilyn A. Bowen, dated April 8, 1993, Recorded in Book 323, Page 156-157 of the Rutland City Land Records in the County of Rutland and State of Vermont.

     Also, all property of every kind whatsoever, including land and premises, rights, privileges, easements, transmission lines, substations and distribution lines, in the following towns:

     IN NEW LONDON COUNTY, STATE OF CONNECTICUT:
     Waterford

     IN HARTFORD COUNTY, STATE OF CONNECTICUT:
     Berlin

     IN CUMBERLAND COUNTY, STATE OF MAINE:
     Yarmouth

     IN SULLIVAN COUNTY, STATE OF NEW HAMPSHIRE:
     Charleston     Cornish     Plainfield
     Claremont     Newport        Unity

     IN CHESHIRE COUNTY, STATE OF NEW HAMPSHIRE:
     Chesterfield     Hinsdale

     IN GRAFTON COUNTY, STATE OF NEW HAMPSHIRE:
     Bath     Lyman     Orford
     Haverhill     Lyme     Piermont

     IN WASHINGTON COUNTY, STATE OF NEW YORK:
     Granville     Hampton

     IN RENSSELAER COUNTY, STATE OF NEW YORK:
     Hoosick

     IN ADDISON COUNTY, STATE OF VERMONT:
     Addison     Leicester     Ripton
     Bridport     Lincoln     Salisbury
     Bristol     Middlebury     Shoreham
     Cornwall     Monkton     Starksboro
     Ferrisburg     New Haven     Vergennes
     Goshen     Orwell     Weybridge
     Granville     Panton     Whiting
     Hancock

     IN BENNINGTON COUNTY, STATE OF VERMONT:
     Arlington     Manchester     Searsburg
     Bennington     Peru     Shaftsbury
     Dorset     Pownal     Sunderland
     Glastenbury     Rupert     Winhall
     Landgrove     Sandgate     Woodford

     IN CALEDONIA COUNTY, STATE OF VERMONT:
     Barnet     Lyndon     Walden
     Danville     Ryegate     Waterford
     Kirby     St. Johnsbury     Wheelock

     IN CHITTENDEN COUNTY, STATE OF VERMONT:
     Buels Gore     Essex     Milton
     Burlington     Huntington     Underhill
     Colchester     Jericho     Westford

     IN ESSEX COUNTY, STATE OF VERMONT:
     Concord      Guildhall     Victory
     Granby     Lunenburg

     IN FRANKLIN COUNTY, STATE OF VERMONT:
     Bakersfield     Fletcher     Richford
     Berkshire     Franklin     Sheldon
     Enosburg     Georgia     St. Albans City
     Fairfax     Highgate     St. Albans Town
     Fairfield    Montgomery     Swanton

     IN LAMOILLE COUNTY, STATE OF VERMONT:
     Belvidere     Eden     Johnson
     Cambridge     Hyde Park

     IN ORANGE COUNTY, STATE OF VERMONT:
     Bradford      Fairlee     Thetford
     Braintree    Newbury     Tunbridge
     Brookfield       Randolph     Vershire
     Chelsea     Strafford       West Fairleee

     IN ORLEANS COUNTY, STATE OF VERMONT:
     Lowell     Irasburg

     IN RUTLAND COUNTY, STATE OF VERMONT:
     Benson     Middletown Springs     Sherburne
     Brandon     Mt. Holly     Shrewsbury
     Castleton     Mt. Tabor     Sudbury
     Chittenden      Pawlet     Tinmouth
     Clarendon     Pittsfield      Wallingford
     Danby     Pittsford    Wells
     Fair Haven      PoultneyWest Haven
     Hubbardton         Proctor     West Rutland
     Ira     Rutland City
     Mendon     Rutland Town

     IN WASHINGTON COUNTY, STATE OF VERMONT:
     Northfield     Roxbury

     IN WINDHAM COUNTY, STATE OF VERMONT:
     Athens     Guilford     Stratton
     Brattleboro     Jamaica     Townshend
     Brookline     Londonderry     Vernon
     Dover     Marlboro     Wardsboro
     Dummerston     Newfane     Westminster
     Grafton     Rockingham     Windham

     IN WINDSOR COUNTY, STATE OF VERMONT:
     Andover     Hartland     Sharon
     Baltimore     Ludlow    Springfield
     Barnard     Norwich     Stockbridge
     Bethel     Plymouth     Weathersfield
     Bridgewater     Pomfret     Weston
     Cavendish     Reading     West Windsor
     Chester     Rochester     Windsor
     Hartford     Royalton    Woodstock

     STATE OF VERMONT, COUNTY OF RUTLAND,     ss.


     On this 8th day of December, A.D. 1993, before me, a Notary Public in and for said State, duly commissioned and acting as such, personally came Robert H. Young, Executive Vice President and Agent of said
     Central Vermont Public Service Corporation, to me personally known and known to me to be one of the persons named in and who executed the foregoing instrument, and who being duly sworn by me deposed and said: that he resides in Rutland, Vermont; that he is Executive Vice President of Central Vermont Public Service Corporation, the Corporation described in and which executed the foregoing instrument as party of the first part; that he knows the seal of said Corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Corporation, and that he signed his name thereto by like order, and he acknowledged and declared that he executed the foregoing instrument and affixed the seal of said Central Vermont Public Service Corporation thereto as its Agent by authority of the Board of Directors of said Corporation, and acknowledged the same to be his free act and deed, and the free act and deed of said Corporation.

     WITNESS my hand and official seal the day and year aforesaid.


     Patricia Mitiguy
     Patricia Mitiguy, Notary Public

     My commission expires February 10, 1995
                                                        (Notarial
                                                            Seal)

THE COMMONWEALTH OF MASSACHUSETTS,
     COUNTY OF SUFFOLK,     SS.


     On this 10th day of December, A.D. 1993, before me, a Notary Public in and for said Commonwealth, duly commissioned and acting as such, personally came James E. Mogavero, an Authorized Officer of The First National Bank of Boston, to me known and known to me to be one of the persons named in and who executed the foregoing instrument, and who being duly sworn by me deposed and said: that he resides in Boston, Massachusetts; that he is an Authorized Officer of The First National
     Bank of Boston, the corporation described in and which executed the foregoing instrument as party of the second part; that he knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said Bank, and that he signed his name thereto by like authority, and he acknowledged the same to be his free act and deed, and the free act and deed of said Bank. And said James E. Mogavero, an Authorized
     Officer of said The First National Bank of Boston, further acknowledged that he accepted the trust hereinbefore created for, and on behalf of, said The First National Bank of Boston, Trustee, upon the terms therein named.

     WITNESS my hand and official seal the day and year aforesaid.




     Shawn P. George
     Shawn P. George, Notary Public

     My Commission Expires:  9/2/99
     (Notarial
     Seal)

ENDORSEMENT.

     The First National Bank of Boston, Trustee, being the mortgagee in the foregoing Supplemental Indenture, hereby consents to the cutting of any timber standing upon any of the lands covered by said Supplemental Indenture and the Mortgage referred to in said Supplemental Indenture and to the sale of any such timber so cut and of any personal property covered by said Original Indenture and said Supplemental Indenture to the extent, but only to the extent, that such sale is permitted under the provisions of said Original Indenture.

     Dated:  Boston, Massachusetts, December 10, 1993.

     THE FIRST NATIONAL BANK OF BOSTON,

     BY  James E. Mogavero
     James E. Mogavero
     Authorized Officer.

     Signed, sealed and acknowledged on behalf of The First National Bank of Boston in the presence of:




     Henry W. Seemore, Jr.
     Henry W. Seemore, Jr.

     Robert Dougherty
     Robert Dougherty

         (Corporate Seal)

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

     RESOLUTIONS ESTABLISHING
     SERIES JJ, KK, LL, MM, NN and OO BONDS
     AND MATTERS CONNECTED THEREWITH.

     I, CAROLE L. ROOT, hereby certify that I am Assistant Secretary of Central Vermont Public Service Corporation and that the following is a true copy of the resolutions adopted at a duly convened meeting of the Board of Directors of said Corporation held on December 7, 1993, at which a quorum was present and acting throughout:

     On motion duly made and seconded, the following resolutions relating to the bonds of Series KK were unanimously passed:

     Resolved: that this Board of Directors of Central
     Vermont Public Service Corporation hereby determines upon a thirty-sixth series of bonds to be issued from time to time upon proper resolutions of the Board of Directors under the terms of an Indenture of Mortgage between this Company and The First National Bank of Boston (successor trustee to Old Colony Trust Company), Trustee, dated as of October 1, 1929 (but actually executed October 24, 1929), as amended, and duly recorded, among other places, in the Office of the City Clerk of Rutland, Vermont, and in Washington County, New York, Liber 150 of Mortgages, Page 51, Grafton County, New Hampshire, Registry of
     Deeds, Liber 616, Folio 484, Sullivan County, New Hampshire, Records,
     Vol. 234, Page 531, in the Office of the Secretary of State of
     Connecticut, in the offices of the clerks of certain other towns and cities in the State of Vermont, and in the office of the Secretary of State of Vermont; that said series shall be designated as Series KK and that the bonds of said series shall be designated as "First Mortgage 5.30%
     Bonds, Series KK"; that said bonds shall be in the form of registered bonds without coupons; that each of said bonds shall be dated as of the date of the interest payment day thereof next preceding the date of issue, to which interest has been paid, unless (a) issued on an interest payment day, in which event it shall be dated as of the date of issue, or
     (b) issued prior to the occurrence of any interest payment day thereof, in which event it shall bear the date of its issue, except that bonds of Series
     KK issued prior to June 15, 1994 in exchange for other bonds of Series
     KK shall be dated so that no gain or loss of interest shall result; each bond of Series KK shall bear interest from the date thereof; said bonds (subject to the provisions of said Indenture of Mortgage) to be limited in express aggregate principal amount to $10,000,000, to bear interest from the date thereof at the rate of 5.30% per annum, payable semiannually on the fifteenth day of June and December in each year, until the principal thereof becomes due and payable, and to bear interest on overdue principal and (to the extent enforceable under applicable law) on overdue installments of interest at the rate of 6.30% per annum, and to mature December 15, 1998, to be substantially in the form to be authorized at this meeting; said bonds to be in the denomination of $1,000 and multiples thereof. Said bonds of Series KK may be redeemed as a whole or in part in multiples of one thousand dollars at any time or from time to time prior to maturity, upon the notice and in the manner and with the effect provided in said Indenture of Mortgage and particularly in Article V thereof, subject to the provisions of Sections 2, 4 and 5 of Article 1 of the Thirty-Eighth Supplemental Indenture to be authorized at this meeting, or in connection with the application pursuant to Article IX of said Indenture of Mortgage of moneys received by the Trustee as proceeds of released property or of property taken by the power of eminent domain or as insurance money, any such redemption to be made at the applicable percentages of the principal amounts thereof specified in the forms of the definitive Series KK bonds to be authorized at this meeting, together in each case with accrued and unpaid interest to the date of redemption; provided, however, that said bonds of Series KK shall not be redeemed at the option of the Company on or before December 15, 1994, and said bonds of Series KK shall be subject and entitled to the benefits of optional redemption provisions as set forth in said Supplemental Indenture and referred to in said form of the bonds of Series KK, which optional redemption provisions are hereby approved. Subject to the provisions of Section 6 of Article 1 of said Supplemental Indenture the principal of the bonds of Series KK shall be payable at the principal office of the Trustee in the City of Boston, Massachusetts, or its successor in trust under said Indenture of Mortgage, in coin or currency of the United States of America which at the time of payment is legal tender for public and private debts; and subject to the provisions of Section 6 of Article 1 of said Supplemental Indenture the interest on the bonds of Series KK shall be payable in like coin or currency at the office or agency of this Company in the City of Boston, Massachusetts, or, at the option of the holders, in the Borough of Manhattan, City and State of New York.

     Resolved: that this Board hereby approves the following forms of registered bonds without coupons of Series KK, subject to such changes, insertions and omissions in each, not substantially at variance with said forms, as may be determined upon and approved by the President or one of the Vice Presidents of this Company and approved by the Trustee; and that the execution of said bonds by the President or one of the Vice Presidents of this Company and the authentication thereof by the Trustee shall be conclusive evidence that each so executed is within the authority conveyed by this resolution:

     (FORM OF REGISTERED BOND WITHOUT COUPONS OF SERIES
     KK)

     No. RKK--                                                  $

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION
     FIRST MORTGAGE 5.30% BOND
     SERIES KK
     Due December 15, 1998

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION, a Vermont
     corporation (hereinafter called the Company), for value received, hereby promises to pay to
     or registered assigns, the sum of                     DOLLARS on the
     fifteenth day of December, 1998, and to pay to the registered holder interest on said sum from the date hereof, at the rate of 5.30% per annum, payable semiannually on the fifteenth day of June and December in each year, until the principal hereof becomes due and payable, and at the rate of 6.30% per annum on any overdue principal and (to the extent enforceable under applicable law) on any overdue installment of interest.

     The principal of this bond shall be payable at the principal office of The First National Bank of Boston in the City of Boston, Massachusetts, or its successor in trust under the Indenture of Mortgage hereinafter referred to, in coin or currency of the United States of America which, at the time of payment, is legal tender for public and private debts, and the interest on this bond shall be payable, in like coin or currency, at the office or agency of the Company in the City of Boston, Massachusetts or, at the option of the registered holder, in the Borough of Manhattan, City and State of New York.

     This bond is one of the bonds issued and to be issued from time to time under and in accordance with, and, irrespective of the designation thereof or of the series in which issued, all equally secured by, an Indenture of Mortgage or Deed of Trust dated as of October 1, 1929 (hereinafter as supplemented, modified and confirmed by thirty-eight supplemental indentures, counterparts of which are on file with the Trustee, and by all other indentures supplemental to any or all thereof, collectively called the "Mortgage"), and any and all such supplemental indentures, between the Company and Old Colony Trust Company or The First National Bank of Boston, as Trustee, to which Mortgage reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which releases and other dispositions of the property covered by the Mortgage may be made, and the rights of the holders of said bonds and of the Trustee in respect of such security; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or permit any impairment of the absolute, unconditional and unalterable obligation of the Company to pay, at the maturities herein provided, the principal of and premium (if any) and interest on this bond as herein provided. By the terms of the Mortgage the bonds to be secured thereby are issuable in series, which may vary as to date, amount, date of maturity, rate of interest, and in other respects as in the Mortgage provided.

            The bonds of Series KK shall not be subject to redemption, prepayment, purchase or other retirement prior to maturity except: (a) in connection with the application pursuant to Article IX of the Mortgage of moneys received by the Trustee as proceeds of released property or of property taken by the power of eminent domain or as insurance money
     (in connection with a redemption or purchase pursuant to said Article IX, and upon the notice and in the manner and with the effect provided in the Mortgage, the bonds of Series KK, of which this is one, may be redeemed or purchased by the Company, subject to the limitations contained in the Mortgage or any of the bonds of Series KK, at any time and from time to time prior to maturity, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof, at a redemption or purchase price of 100% of the principal amount of the bonds of Series KK to be redeemed or purchased plus accrued interest thereon to the date of redemption or purchase, together with a premium equal to the Make-Whole Premium Amount (as defined in subsection
     2(b) of Article 1 of the Supplemental Indenture dated as of December 10,
     1993) with respect to the principal amount being redeemed or purchased); or (b) at the option of the Company, and upon the notice and in the manner and with the effect provided in the Mortgage, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof at any time after December 15, 1994 and prior to December 15, 1998 at a redemption price of 100% of the principal amount of the bonds of Series KK to be redeemed plus accrued and unpaid interest thereon to the date of redemption, together with a premium equal to the Make-
     Whole Premium Amount (as defined in subsection 2(b) of Article 1 of the Supplemental Indenture dated as of December 10, 1993) with respect to such principal amount then to be redeemed.

     In case of certain events of default specified in the Mortgage, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Mortgage. No recourse shall be had for the payment of the principal or interest of this bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company, either directly or through the Company, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the holder hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond is transferable by the registered holder hereof, in person or by attorney duly authorized, at said office of the Trustee, upon surrender and cancellation of this bond, and upon any such transfer a new registered bond or bonds, without coupons, of the same series and maturity date and for the same aggregate principal amount will be issued to the transferee in exchange herefor.

     This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Mortgage of the certificate endorsed hereon.

     IN WITNESS WHEREOF, Central Vermont Public Service Corporation
     has caused this bond to be executed in its name by the manual or facsimile signature of its President or one of its Vice Presidents, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by the manual or facsimile signature of its Secretary or one of its
     Assistant Secretaries, this      day of     , 199  .

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION

            By ______________________________________
                               President


     Attest:

     _____________________________
     Secretary

     (FORM OF ENDORSEMENT FOR ALL REGISTERED
     SERIES KK BONDS)

     FOR VALUE RECEIVED
     hereby sell(s), assigns(s) and transfer(s) unto
                          , the within bond issued by Central Vermont Public Service Corporation, and all rights thereunder, hereby irrevocably
     constituting and appointing                 attorney to transfer said
     bond on the books of said Company, with full power of substitution in the premises.

     Dated: ________________

     _______________________________

     In the presence of:

     ______________________________


     NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within bond in every particular, without alteration or enlargement or any change whatever.

     THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES
     ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD
     IN CONTRAVENTION OF SUCH ACT.

     (FORM OF TRUSTEE'S CERTIFICATE FOR ALL SERIES KK BONDS)

     This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

     THE FIRST NATIONAL BANK OF BOSTON,
      Trustee

     By ____________________________________
        Authorized Officer

     Resolved:     that this Company's First Mortgage 5.30%
     Bonds, Series KK, to be issued under said Indenture of Mortgage shall be executed in the name of this Company by the manual or facsimile sig-nature of its President or one of its Vice Presidents and shall have affixed thereto the corporate seal of this Company (which may be facsimile) attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

     Resolved:   that, subject to obtaining the approval of the
     Vermont Public Service Board, this Board hereby authorizes the issue of $10,000,000 in principal amount of said First Mortgage 5.30% Bonds, Series KK, which series have been determined upon and established at this meeting, to be issued in respect of payment, cancellation, redemption or discharge of an aggregate principal amount of $3,000,000 First Mortgage Bonds, Series P, $3,000,000 First Mortgage Bonds,
     Series R, and $4,000,000 First Mortgage Bonds, Series S, pursuant to and in conformity with the provisions of said Indenture of Mortgage, as amended, particularly Section 2 of Article II thereof.

     Resolved:   that this Board of Directors hereby authorizes
     The First National Bank of Boston, Trustee under said Indenture of Mortgage, from time to time to authenticate, on application of the President or any Vice President of this Company, and deliver on the written order of the President or any Vice President $10,000,000 in principal amount of said First Mortgage 5.30% Bonds, Series KK, in such definitive forms and denominations authorized by resolutions of this Board as he may specify, but only upon said The First National Bank of Boston, Trustee, being satisfied that all the requirements of Article II of said Indenture of Mortgage, as amended, relating to the issue of bonds in respect of payment, cancellation, redemption or discharge of bonds have been complied with and upon the deposit with the Trustee of the documents required under said Article II.

     Whereas,   by Section 12 of Article III of the Indenture of
     Mortgage of this Company to The First National Bank of Boston
     (successor trustee to Old Colony Trust Company), Trustee, dated as of October 1, 1929, this Company covenanted "that it will, upon reasonable request, execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of this Mortgage, especially to make subject to the lien hereof any property now owned or hereafter acquired by it, which it is herein provided shall be subject to the lien hereof", and, by Section 1 of Article XVI thereof, it is provided, among other things, that this Company and the Trustee may enter into such indentures supplemental thereto as may be deemed necessary or desirable "to assign, convey, confirm, mortgage, pledge, transfer and set over unto the Trustee, subject to such liens or other encumbrances as shall be therein specifically described, additional property or properties of the Company, for the equal and proportionate benefit and security, except as herein otherwise expressly provided, of the holders and owners of all bonds at any time issued and outstanding under this Mortgage", and "to add to the covenants or agreements of the Company for the protection of the bondholders and of the trust estate", and "to provide the terms and conditions of redemption of the bonds, and/or for a special sinking fund for the retirement of the bonds of any particular series then about to be issued", and "for any other purpose not inconsistent with the terms of this Mortgage and which shall not impair the security of the same",

     NOW, THEREFORE, BE IT

     Resolved: that this Board hereby approves the Supplemental Indenture to be dated as of December 10, 1993, setting forth the terms of the Company's First Mortgage 5.30% Bonds, Series
     KK, and authorizes and directs the President or any Vice President of this Company for the time being in office, each as such officer and as agent of this Company, to execute and seal with the corporate seal of this Company (which shall be attested by the Secretary or an Assistant Secretary of this Company for the time being in office), and deliver to The First National Bank of Boston, Trustee, a Thirty-Eighth Supplemental Indenture to be dated as of December 10, 1993, substantially in the form presented to this meeting, subject to such changes, insertions and omissions as may be determined and approved by the President or Vice President of this Company executing the same, that such determination and approval are within the authority conveyed by this resolution to be conclusively evidenced by the execution of said Supplemental Indenture on behalf of this Company and such execution being a sufficient identification thereof for all purposes as the Supplemental Indenture hereby authorized.

     Resolved:   that this Company hereby appoints The First
     National Bank of Boston, a national banking association having its principal office in the City of Boston, as the Boston paying agent of this Company for the purpose of paying the interest on this Company's First Mortgage 5.30% Bonds, Series KK, to be issued under and secured by the Indenture of Mortgage dated as of October 1, 1929 (but actually executed October 24, 1929), as amended and supplemented, made and entered into by and between this Company and said The First National
     Bank of Boston as Trustee, and hereby designates the principal office of said The First National Bank of Boston as the office or agency of this Company in Boston, Massachusetts, at which payment may be made to or upon the written order of the holders of the registered bonds of Series KK.


     On motion duly made and seconded, the following resolutions relating to the bonds of Series LL were unanimously passed:

     Resolved:   that this Board of Directors of Central
     Vermont Public Service Corporation hereby determines upon a thirty-seventh series of bonds to be issued from time to time upon proper resolutions of the Board of Directors under the terms of an Indenture of Mortgage between this Company and The First National Bank of Boston (successor trustee to Old Colony Trust Company), Trustee, dated as of October 1, 1929 (but actually executed October 24, 1929), as amended, and duly recorded, among other places, in the Office of the City Clerk of Rutland, Vermont, and in Washington County, New York, Liber 150 of Mortgages, Page 51, Grafton County, New Hampshire, Registry of
     Deeds, Liber 616, Folio 484, Sullivan County, New Hampshire, Records,
     Vol. 234, Page 531, in the Office of the Secretary of State of
     Connecticut, in the offices of the clerks of certain other towns and cities in the State of Vermont, and in the office of the Secretary of State of Vermont; that said series shall be designated as Series LL and that the bonds of said series shall be designated as "First Mortgage 5.54%
     Bonds, Series LL"; that said bonds shall be in the form of registered bonds without coupons; that each of said bonds shall be dated as of the date of the interest payment day thereof next preceding the date of issue, to which interest has been paid, unless (a) issued on an interest payment day, in which event it shall be dated as of the date of issue, or
     (b) issued prior to the occurrence of any interest payment day thereof, in which event it shall bear the date of its issue, except that bonds of Series
     LL issued prior to June 15, 1994 in exchange for other bonds of Series
     LL shall be dated so that no gain or loss of interest shall result; each bond of Series LL shall bear interest from the date thereof; said bonds (subject to the provisions of said Indenture of Mortgage) to be limited in express aggregate principal amount to $5,000,000, to bear interest from the date thereof at the rate of 5.54% per annum, payable semiannually on the fifteenth day of June and December in each year, until the principal thereof becomes due and payable, and to bear interest on overdue principal and (to the extent enforceable under applicable law) on overdue installments of interest at the rate of 6.54% per annum, and to mature December 15, 2000, to be substantially in the form to be authorized at this meeting; said bonds to be in the denomination of $1,000 and multiples thereof. Said bonds of Series LL may be redeemed as a whole or in part in multiples of one thousand dollars at any time or from time to time prior to maturity, upon the notice and in the manner and with the effect provided in said Indenture of Mortgage and particularly in Article V thereof, subject to the provisions of Sections 2, 4 and 5 of Article 1 of the Thirty-Eighth Supplemental Indenture to be authorized at this meeting, or in connection with the application pursuant to Article IX of said Indenture of Mortgage of moneys received by the Trustee as proceeds of released property or of property taken by the power of eminent domain or as insurance money, any such redemption to be made at the applicable percentages of the principal amounts thereof specified in the forms of the definitive Series LL bonds to be authorized at this meeting, together in each case with accrued and unpaid interest to the date of redemption; provided, however, that said bonds of Series LL shall not be redeemed at the option of the Company on or before December 15, 1994, and said bonds of Series LL shall be subject and entitled to the benefits of optional redemption provisions as set forth in said Supplemental Indenture and referred to in said form of the bonds of Series LL, which optional redemption provisions are hereby approved. Subject to the provisions of Section 6 of Article 1 of said Supplemental Indenture the principal of the bonds of Series LL shall be payable at the principal office of the Trustee in the City of Boston, Massachusetts, or its successor in trust under said Indenture of Mortgage, in coin or currency of the United States of America which at the time of payment is legal tender for public and private debts; and subject to the provisions of Section 6 of Article 1 of said Supplemental Indenture the interest on the bonds of Series LL shall be payable in like coin or currency at the office or agency of this Company in the City of Boston, Massachusetts, or, at the option of the holders, in the Borough of Manhattan, City and State of New York.

     Resolved: that this Board hereby approves the following forms of registered bonds without coupons of Series LL, subject to such changes, insertions and omissions in each, not substantially at variance with said forms, as may be determined upon and approved by the President or one of the Vice Presidents of this Company and approved by the Trustee; and that the execution of said bonds by the President or one of the Vice Presidents of this Company and the authentication thereof by the Trustee shall be conclusive evidence that each so executed is within the authority conveyed by this resolution:

     (FORM OF REGISTERED BOND WITHOUT COUPONS OF SERIES LL)

     No. RLL--                                                  $

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION
     FIRST MORTGAGE 5.54% BOND
     SERIES LL
     Due December 15, 2000

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION, a Vermont
     corporation (hereinafter called the Company), for value received, hereby
     promises to pay to or registered assigns, the sum of    DOLLARS on the
     fifteenth day of December, 2000, and to pay to the registered holder interest on said sum from the date hereof, at the rate of 5.54% per annum, payable semiannually on the fifteenth day of June and December in each year, until the principal hereof becomes due and payable, and at the rate of 6.54% per annum on any overdue principal and (to the extent enforceable under applicable law) on any overdue installment of interest.

  The principal of this bond shall be payable at the principal office of The
     First National Bank of Boston in the City of Boston, Massachusetts, or its successor in trust under the Indenture of Mortgage hereinafter referred to, in coin or currency of the United States of America which, at the time of payment, is legal tender for public and private debts, and the interest on this bond shall be payable, in like coin or currency, at the office or agency of the Company in the City of Boston, Massachusetts or, at the option of the registered holder, in the Borough of Manhattan, City and State of New York.

     This bond is one of the bonds issued and to be issued from time to time under and in accordance with, and, irrespective of the designation thereof or of the series in which issued, all equally secured by, an Indenture of Mortgage or Deed of Trust dated as of October 1, 1929 (hereinafter as supplemented, modified and confirmed by thirty-eight supplemental indentures, counterparts of which are on file with the Trustee, and by all other indentures supplemental to any or all thereof, collectively called the "Mortgage"), and any and all such supplemental indentures, between the Company and Old Colony Trust Company or The First National Bank of Boston, as Trustee, to which Mortgage reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which releases and other dispositions of the property covered by the Mortgage may be made, and the rights of the holders of said bonds and of the Trustee in respect of such security; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or permit any impairment of the absolute, unconditional and unalterable obligation of the Company to pay, at the maturities herein provided, the principal of and premium (if any) and interest on this bond as herein provided. By the terms of the Mortgage the bonds to be secured thereby are issuable in series, which may vary as to date, amount, date of maturity, rate of interest, and in other respects as in the Mortgage provided.

     The bonds of Series LL shall not be subject to redemption, prepayment, purchase or other retirement prior to maturity except: (a) in connection with the application pursuant to Article IX of the Mortgage of moneys received by the Trustee as proceeds of released property or of property taken by the power of eminent domain or as insurance money (in connection with a redemption or purchase pursuant to said Article IX, and upon the notice and in the manner and with the effect provided in the Mortgage, the bonds of Series LL, of which this is one, may be redeemed or purchased by the Company, subject to the limitations contained in the Mortgage or any of the bonds of Series LL, at any time and from time to time prior to maturity, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof, at a redemption or purchase price of 100% of the principal amount of the bonds of Series LL to be redeemed or purchased plus accrued interest thereon to the date of redemption or purchase, together with a premium equal to the Make-Whole Premium Amount (as defined in subsection 2(c) of Article 1 of the Supplemental Indenture dated as of December 10,
     1993) with respect to the principal amount being redeemed or purchased); or (b) at the option of the Company, and upon the notice and in the manner and with the effect provided in the Mortgage, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof at any time after December 15, 1994 and prior to December 15, 2000 at a redemption price of 100% of the principal amount of the bonds of Series LL to be redeemed plus accrued and unpaid interest thereon to the date of redemption, together with a premium equal to the Make-
     Whole Premium Amount (as defined in subsection 2(c) of Article 1 of the Supplemental Indenture dated as of December 10, 1993) with respect to such principal amount then to be redeemed.

     In case of certain events of default specified in the Mortgage, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Mortgage. No recourse shall be had for the payment of the principal or interest of this bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company, either directly or through the Company, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the holder hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond is transferable by the registered holder hereof, in person or by attorney duly authorized, at said office of the Trustee, upon surrender and cancellation of this bond, and upon any such transfer a new registered bond or bonds, without coupons, of the same series and maturity date and for the same aggregate principal amount will be issued to the transferee in exchange herefor.

     This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Mortgage of the certificate endorsed hereon.

     IN WITNESS WHEREOF, Central Vermont Public Service Corporation
     has caused this bond to be executed in its name by the manual or facsimile signature of its President or one of its Vice Presidents, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by the manual or facsimile signature of its Secretary or one of its
     Assistant Secretaries, this      day of             , 199  .

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION

     By ______________________________________
           President


     Attest:

     _____________________________
     Secretary

     (FORM OF ENDORSEMENT FOR ALL REGISTERED
     SERIES LL BONDS)

     FOR VALUE RECEIVED
     hereby sell(s), assigns(s) and transfer(s) unto
                          , the within bond issued by Central Vermont Public Service Corporation, and all rights thereunder, hereby irrevocably
     constituting and appointing      attorney to transfer said bond on the
     books of said Company, with full power of substitution in the premises.

     Dated: ________________


     _______________________________


     In the presence of:

     _____________________________


     NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within bond in every particular, without alteration or enlargement or any change whatever.

     THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES
     ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD
     IN CONTRAVENTION OF SUCH ACT.

     (FORM OF TRUSTEE'S CERTIFICATE FOR ALL SERIES LL BONDS)

     This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

        THE FIRST NATIONAL BANK OF BOSTON,
         Trustee

     By ____________________________________
        Authorized Officer

     Resolved:   that this Company's First Mortgage 5.54%
     Bonds, Series LL, to be issued under said Indenture of Mortgage shall be executed in the name of this Company by the manual or facsimile sig-nature of its President or one of its Vice Presidents and shall have affixed thereto the corporate seal of this Company (which may be facsimile) attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

     Resolved:   that, subject to obtaining the approval of the
     Vermont Public Service Board, this Board hereby authorizes the issue of $5,000,000 in principal amount of said First Mortgage 5.54% Bonds, Series LL, which series have been determined upon and established at this meeting, to be issued in respect of payment, cancellation, redemption or discharge of an aggregate principal amount of $1,000,000 First Mortgage Bonds, Series S and $3,500,000 First Mortgage Bonds,
     Series Y and in respect of extensions and purchased property, pursuant to and in conformity with the provisions of said Indenture of Mortgage, as amended, particularly Sections 2 and 4 of Article II thereof.

     Resolved:   that this Board of Directors hereby authorizes
     The First National Bank of Boston, Trustee under said Indenture of Mortgage, from time to time to authenticate, on application of the President or any Vice President of this Company, and deliver on the written order of the President or any Vice President $5,000,000 in principal amount of said First Mortgage 5.54% Bonds, Series LL, in such definitive forms and denominations authorized by resolutions of this Board as he may specify, but only upon said The First National Bank of Boston, Trustee, being satisfied that all the requirements of Article II of said Indenture of Mortgage, as amended, relating to the issue of bonds in respect of payment, cancellation, redemption or discharge of bonds and in respect of extensions and purchased property have been complied with and upon the deposit with the Trustee of the documents required under said Article II.

     Whereas,   by Section 12 of Article III of the Indenture
     of Mortgage of this Company to The First National Bank of Boston
     (successor trustee to Old Colony Trust Company), Trustee, dated as of October 1, 1929, this Company covenanted "that it will, upon reasonable request, execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of this Mortgage, especially to make subject to the lien hereof any property now owned or hereafter acquired by it, which it is herein provided shall be subject to the lien hereof", and, by Section 1 of Article XVI thereof, it is provided, among other things, that this Company and the Trustee may enter into such indentures supplemental thereto as may be deemed necessary or desirable "to assign, convey, confirm, mortgage, pledge, transfer and set over unto the Trustee, subject to such liens or other encumbrances as shall be therein specifically described, additional property or properties of the Company, for the equal and proportionate benefit and security, except as herein otherwise expressly provided, of the holders and owners of all bonds at any time issued and outstanding under this Mortgage", and "to add to the covenants or agreements of the Company for the protection of the bondholders and of the trust estate", and "to provide the terms and conditions of redemption of the bonds, and/or for a special sinking fund for the retirement of the bonds of any particular series then about to be issued", and "for any other purpose not inconsistent with the terms of this Mortgage and which shall not impair the security of the same,

     NOW, THEREFORE, BE IT

     Resolved:   that this Board hereby approves the
     Supplemental Indenture to be dated as of December 10, 1993, setting forth the terms of the Company's First Mortgage 5.54% Bonds, Series
     LL, and authorizes and directs the President or any Vice President of this Company for the time being in office, each as such officer and as agent of this Company, to execute and seal with the corporate seal of this Company (which shall be attested by the Secretary or an Assistant Secretary of this Company for the time being in office), and deliver to The First National Bank of Boston, Trustee, a Thirty-Eighth Supplemental Indenture to be dated as of December 10, 1993, substantially in the form presented to this meeting, subject to such changes, insertions and omissions as may be determined and approved by the President or Vice President of this Company executing the same, that such determination and approval are within the authority conveyed by this resolution to be conclusively evidenced by the execution of said Supplemental Indenture on behalf of this Company and such execution being a sufficient identification thereof for all purposes as the Supplemental Indenture hereby authorized.

     Resolved:   that this Company hereby appoints The First
     National Bank of Boston, a national banking association having its principal office in the City of Boston, as the Boston paying agent of this Company for the purpose of paying the interest on this Company's First Mortgage 5.54% Bonds, Series LL, to be issued under and secured by the Indenture of Mortgage dated as of October 1, 1929 (but actually executed October 24, 1929), as amended and supplemented, made and entered into by and between this Company and said The First National
     Bank of Boston as Trustee, and hereby designates the principal office of said The First National Bank of Boston as the office or agency of this Company in Boston, Massachusetts, at which payment may be made to or upon the written order of the holders of the registered bonds of Series LL.


     On motion duly made and seconded, the following resolutions relating to the bonds of Series MM were unanimously passed:

     Resolved:   that this Board of Directors of Central
     Vermont Public Service Corporation hereby determines upon a thirty-eighth series of bonds to be issued from time to time upon proper resolutions of the Board of Directors under the terms of an Indenture of Mortgage between this Company and The First National Bank of Boston (successor trustee to Old Colony Trust Company), Trustee, dated as of October 1, 1929 (but actually executed October 24, 1929), as amended, and duly recorded, among other places, in the Office of the City Clerk of Rutland, Vermont, and in Washington County, New York, Liber 150 of Mortgages, Page 51, Grafton County, New Hampshire, Registry of
     Deeds, Liber 616, Folio 484, Sullivan County, New Hampshire, Records,
     Vol. 234, Page 531, in the Office of the Secretary of State of
     Connecticut, in the offices of the clerks of certain other towns and cities in the State of Vermont, and in the office of the Secretary of State of Vermont; that said series shall be designated as Series MM and that the bonds of said series shall be designated as "First Mortgage 6.01%
     Bonds, Series MM"; that said bonds shall be in the form of registered bonds without coupons; that each of said bonds shall be dated as of the date of the interest payment day thereof next preceding the date of issue, to which interest has been paid, unless (a) issued on an interest payment day, in which event it shall be dated as of the date of issue, or
     (b) issued prior to the occurrence of any interest payment day thereof, in which event it shall bear the date of its issue, except that bonds of Series
     MM issued prior to June 15, 1994 in exchange for other bonds of Series
     MM shall be dated so that no gain or loss of interest shall result; each bond of Series MM shall bear interest from the date thereof; said bonds (subject to the provisions of said Indenture of Mortgage) to be limited in express aggregate principal amount to $7,500,000, to bear interest from the date thereof at the rate of 6.01% per annum, payable semiannually on the fifteenth day of June and December in each year, until the principal thereof becomes due and payable, and to bear interest on overdue principal and (to the extent enforceable under applicable law) on overdue installments of interest at the rate of 7.01% per annum, and to mature December 15, 2003, to be substantially in the form to be authorized at this meeting; said bonds to be in the denomination of $1,000 and multiples thereof. Said bonds of Series MM may be redeemed as a whole or in part in multiples of one thousand dollars at any time or from time to time prior to maturity, upon the notice and in the manner and with the effect provided in said Indenture of Mortgage and particularly in Article V thereof, subject to the provisions of Sections 2, 4 and 5 of Article 1 of the Thirty-Eighth Supplemental Indenture to be authorized at this meeting, or in connection with the application pursuant to Article IX of said Indenture of Mortgage of moneys received by the Trustee as proceeds of released property or of property taken by the power of eminent domain or as insurance money, any such redemption to be made at the applicable percentages of the principal amounts thereof specified in the forms of the definitive Series MM bonds to be authorized at this meeting, together in each case with accrued and unpaid interest to the date of redemption; provided, however, that said bonds of Series MM shall not be redeemed at the option of the Company on or before December 15, 1994, and said bonds of Series MM shall be subject and entitled to the benefits of optional redemption provisions as set forth in said Supplemental Indenture and referred to in said form of the bonds of Series MM, which optional redemption provisions are hereby approved. Subject to the provisions of Section 6 of Article 1 of said Supplemental Indenture the principal of the bonds of Series MM shall be payable at the principal office of the Trustee in the City of Boston, Massachusetts, or its successor in trust under said Indenture of Mortgage, in coin or currency of the United States of America which at the time of payment is legal tender for public and private debts; and subject to the provisions of Section 6 of Article 1 of said Supplemental Indenture the interest on the bonds of Series MM shall be payable in like coin or currency at the office or agency of this Company in the City of Boston, Massachusetts, or, at the option of the holders, in the Borough of Manhattan, City and State of New York.

     Resolved:   that this Board hereby approves the following
     forms of registered bonds without coupons of Series MM, subject to such changes, insertions and omissions in each, not substantially at variance with said forms, as may be determined upon and approved by the President or one of the Vice Presidents of this Company and approved by the Trustee; and that the execution of said bonds by the President or one of the Vice Presidents of this Company and the authentication thereof by the Trustee shall be conclusive evidence that each so executed is within the authority conveyed by this resolution:

     (FORM OF REGISTERED BOND WITHOUT COUPONS OF SERIES
     MM)

     No. RMM--                                                  $

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION
     FIRST MORTGAGE 6.01% BOND
     SERIES MM
     Due December 15, 2003

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION, a Vermont
     corporation (hereinafter called the Company), for value received, hereby promises to pay to
     or registered assigns, the sum of                     DOLLARS on the
     fifteenth day of December, 2003, and to pay to the registered holder interest on said sum from the date hereof, at the rate of 6.01% per annum, payable semiannually on the fifteenth day of June and December in each year, until the principal hereof becomes due and payable, and at the rate of 7.01% per annum on any overdue principal and (to the extent enforceable under applicable law) on any overdue installment of interest.

     The principal of this bond shall be payable at the principal office of The First National Bank of Boston in the City of Boston, Massachusetts, or its successor in trust under the Indenture of Mortgage hereinafter referred to, in coin or currency of the United States of America which, at the time of payment, is legal tender for public and private debts, and the interest on this bond shall be payable, in like coin or currency, at the office or agency of the Company in the City of Boston, Massachusetts or, at the option of the registered holder, in the Borough of Manhattan, City and State of New York.

     This bond is one of the bonds issued and to be issued from time to time under and in accordance with, and, irrespective of the designation thereof or of the series in which issued, all equally secured by, an Indenture of Mortgage or Deed of Trust dated as of October 1, 1929 (hereinafter as supplemented, modified and confirmed by thirty-eight supplemental indentures, counterparts of which are on file with the Trustee, and by all other indentures supplemental to any or all thereof, collectively called the "Mortgage"), and any and all such supplemental indentures, between the Company and Old Colony Trust Company or The First National Bank of Boston, as Trustee, to which Mortgage reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which releases and other dispositions of the property covered by the Mortgage may be made, and the rights of the holders of said bonds and of the Trustee in respect of such security; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or permit any impairment of the absolute, unconditional and unalterable obligation of the Company to pay, at the maturities herein provided, the principal of and premium (if any) and interest on this bond as herein provided. By the terms of the Mortgage the bonds to be secured thereby are issuable in series, which may vary as to date, amount, date of maturity, rate of interest, and in other respects as in the Mortgage provided.

     The bonds of Series MM shall not be subject to redemption, prepayment, purchase or other retirement prior to maturity except: (a) in connection with the application pursuant to Article IX of the Mortgage of moneys received by the Trustee as proceeds of released property or of property taken by the power of eminent domain or as insurance money (in connection with a redemption or purchase pursuant to said Article IX, and upon the notice and in the manner and with the effect provided in the Mortgage, the bonds of Series MM, of which this is one, may be redeemed or purchased by the Company, subject to the limitations contained in the Mortgage or any of the bonds of Series MM, at any time and from time to time prior to maturity, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof, at a redemption or purchase price of 100% of the principal amount of the bonds of Series MM to be redeemed or purchased plus accrued interest thereon to the date of redemption or purchase, together with a premium equal to the Make-Whole Premium Amount (as defined in subsection
     2(d) of Article 1 of the Supplemental Indenture dated as of December 10,
     1993) with respect to the principal amount being redeemed or purchased); or (b) at the option of the Company, and upon the notice and in the manner and with the effect provided in the Mortgage, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof at any time after December 15, 1994 and prior to December 15, 2003 at a redemption price of 100% of the principal amount of the bonds of Series MM to be redeemed plus accrued and unpaid interest thereon to the date of redemption, together with a premium equal to the Make-
     Whole Premium Amount (as defined in subsection 2(d) of Article 1 of the Supplemental Indenture dated as of December 10, 1993) with respect to such principal amount then to be redeemed.

     In case of certain events of default specified in the Mortgage, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Mortgage. No recourse shall be had for the payment of the principal or interest of this bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company, either directly or through the Company, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the holder hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond is transferable by the registered holder hereof, in person or by attorney duly authorized, at said office of the Trustee, upon surrender and cancellation of this bond, and upon any such transfer a new registered bond or bonds, without coupons, of the same series and maturity date and for the same aggregate principal amount will be issued to the transferee in exchange herefor.

     This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Mortgage of the certificate endorsed hereon.

     IN WITNESS WHEREOF, Central Vermont Public Service Corporation
     has caused this bond to be executed in its name by the manual or facsimile signature of its President or one of its Vice Presidents, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by the manual or facsimile signature of its Secretary or one of its
     Assistant Secretaries, this    day of             , 199  .

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION

     By ______________________________________
        President


     Attest:

     _____________________________
     Secretary

     (FORM OF ENDORSEMENT FOR ALL REGISTERED SERIES MM
     BONDS)

     FOR VALUE RECEIVED
     hereby sell(s), assigns(s) and transfer(s) unto
                             , the within bond issued by Central Vermont Public Service Corporation, and all rights thereunder, hereby irrevocably
     constituting and appointing             attorney to transfer said bond
     on the books of said Company, with full power of substitution in the premises.

     Dated: _______________


            ________________________________


     In the presence of:

     ______________________________


     NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within bond in every particular, without alteration or enlargement or any change whatever.

     THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES
     ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD
     IN CONTRAVENTION OF SUCH ACT.

     (FORM OF TRUSTEE'S CERTIFICATE FOR ALL SERIES MM BONDS)

     This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

        THE FIRST NATIONAL BANK OF BOSTON,
         Trustee

     By ________________________________
        Authorized Officer

     Resolved:   that this Company's First Mortgage 6.01%
     Bonds, Series MM, to be issued under said Indenture of Mortgage shall be executed in the name of this Company by the manual or facsimile sig-nature of its President or one of its Vice Presidents and shall have affixed thereto the corporate seal of this Company (which may be facsimile) attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

     Resolved:   that, subject to obtaining the approval of the
     Vermont Public Service Board, this Board hereby authorizes the issue of $7,500,000 in principal amount of said First Mortgage 6.01% Bonds, Series MM, which series have been determined upon and established at this meeting, to be issued in respect of extensions and purchased property, pursuant to and in conformity with the provisions of said Indenture of Mortgage, as amended, particularly Section 4 of Article II thereof.

     Resolved: that this Board of Directors hereby authorizes
     The First National Bank of Boston, Trustee under said Indenture of Mortgage, from time to time to authenticate, on application of the President or any Vice President of this Company, and deliver on the written order of the President or any Vice President $7,500,000 in principal amount of said First Mortgage 6.01% Bonds, Series MM, in such definitive forms and denominations authorized by resolutions of this Board as he may specify, but only upon said The First National Bank of Boston, Trustee, being satisfied that all the requirements of Article II of said Indenture of Mortgage, as amended, relating to the issue of bonds in respect of extensions and purchased property have been complied with and upon the deposit with the Trustee of the documents required under said Article II.

     Whereas,  by Section 12 of Article III of the Indenture of
     Mortgage of this Company to The First National Bank of Boston
     (successor trustee to Old Colony Trust Company), Trustee, dated as of October 1, 1929, this Company covenanted "that it will, upon reasonable request, execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of this Mortgage, especially to make subject to the lien hereof any property now owned or hereafter acquired by it, which it is herein provided shall be subject to the lien hereof", and, by Section 1 of Article XVI thereof, it is provided, among other things, that this Company and the Trustee may enter into such indentures supplemental thereto as may be deemed necessary or desirable "to assign, convey, confirm, mortgage, pledge, transfer and set over unto the Trustee, subject to such liens or other encumbrances as shall be therein specifically described, additional property or properties of the Company, for the equal and proportionate benefit and security, except as herein otherwise expressly provided, of the holders and owners of all bonds at any time issued and outstanding under this Mortgage", and "to add to the covenants or agreements of the Company for the protection of the bondholders and of the trust estate", and "to provide the terms and conditions of redemption of the bonds, and/or for a special sinking fund for the retirement of the bonds of any particular series then about to be issued", and "for any other purpose not inconsistent with the terms of this Mortgage and which shall not impair the security of the same",

     NOW, THEREFORE, BE IT

     Resolved:   that this Board hereby approves the
     Supplemental Indenture to be dated as of December 10, 1993, setting forth the terms of the Company's First Mortgage 6.01% Bonds, Series
     MM, and authorizes and directs the President or any Vice President of this Company for the time being in office, each as such officer and as agent of this Company, to execute and seal with the corporate seal of this Company (which shall be attested by the Secretary or an Assistant Secretary of this Company for the time being in office), and deliver to The First National Bank of Boston, Trustee, a Thirty-Eighth Supplemental Indenture to be dated as of December 10, 1993, substantially in the form presented to this meeting, subject to such changes, insertions and omissions as may be determined and approved by the President or Vice President of this Company executing the same, that such determination and approval are within the authority conveyed by this resolution to be conclusively evidenced by the execution of said Supplemental Indenture on behalf of this Company and such execution being a sufficient identification thereof for all purposes as the Supplemental Indenture hereby authorized.

     Resolved:   that this Company hereby appoints The First
     National Bank of Boston, a national banking association having its principal office in the City of Boston, as the Boston paying agent of this Company for the purpose of paying the interest on this Company's First Mortgage 6.01% Bonds, Series MM, to be issued under and secured by the Indenture of Mortgage dated as of October 1, 1929 (but actually executed October 24, 1929), as amended and supplemented, made and entered into by and between this Company and said The First National
     Bank of Boston as Trustee, and hereby designates the principal office of said The First National Bank of Boston as the office or agency of this Company in Boston, Massachusetts, at which payment may be made to or upon the written order of the holders of the registered bonds of Series MM.


     On motion duly made and seconded, the following resolutions relating to the bonds of Series NN were unanimously passed:

     Resolved:   that this Board of Directors of Central
     Vermont Public Service Corporation hereby determines upon a thirty-ninth series of bonds to be issued from time to time upon proper resolutions of the Board of Directors under the terms of an Indenture of Mortgage between this Company and The First National Bank of Boston (successor trustee to Old Colony Trust Company), Trustee, dated as of October 1, 1929 (but actually executed October 24, 1929), as amended, and duly recorded, among other places, in the Office of the City Clerk of Rutland, Vermont, and in Washington County, New York, Liber 150 of Mortgages, Page 51, Grafton County, New Hampshire, Registry of
     Deeds, Liber 616, Folio 484, Sullivan County, New Hampshire, Records,
     Vol. 234, Page 531, in the Office of the Secretary of State of
     Connecticut, in the offices of the clerks of certain other towns and cities in the State of Vermont, and in the office of the Secretary of State of Vermont; that said series shall be designated as Series NN and that the bonds of said series shall be designated as "First Mortgage 6.27%
     Bonds, Series NN"; that said bonds shall be in the form of registered bonds without coupons; that each of said bonds shall be dated as of the date of the interest payment day thereof next preceding the date of issue, to which interest has been paid, unless (a) issued on an interest payment day, in which event it shall be dated as of the date of issue, or
     (b) issued prior to the occurrence of any interest payment day thereof, in which event it shall bear the date of its issue, except that bonds of Series
     NN issued prior to June 15, 1994 in exchange for other bonds of Series
     NN shall be dated so that no gain or loss of interest shall result; each bond of Series NN shall bear interest from the date thereof; said bonds (subject to the provisions of said Indenture of Mortgage) to be limited in express aggregate principal amount to $3,000,000, to bear interest from the date thereof at the rate of 6.27% per annum, payable semiannually on the fifteenth day of June and December in each year, until the principal thereof becomes due and payable, and to bear interest on overdue principal and (to the extent enforceable under applicable law) on overdue installments of interest at the rate of 7.27% per annum, and to mature December 15, 2008, to be substantially in the form to be authorized at this meeting; said bonds to be in the denomination of $1,000 and multiples thereof. Said bonds of Series NN may be redeemed as a whole or in part in multiples of one thousand dollars at any time or from time to time prior to maturity, upon the notice and in the manner and with the effect provided in said Indenture of Mortgage and particularly in Article V thereof, subject to the provisions of Sections 2, 4 and 5 of Article 1 of the Thirty-Eighth Supplemental Indenture to be authorized at this meeting, or in connection with the application pursuant to Article IX of said Indenture of Mortgage of moneys received by the Trustee as proceeds of released property or of property taken by the power of eminent domain or as insurance money, any such redemption to be made at the applicable percentages of the principal amounts thereof specified in the forms of the definitive Series NN bonds to be authorized at this meeting, together in each case with accrued and unpaid interest to the date of redemption; provided, however, that said bonds of Series NN shall not be redeemed at the option of the Company on or before December 15, 1994, and said bonds of Series NN shall be subject and entitled to the benefits of optional redemption provisions as set forth in said Supplemental Indenture and referred to in said form of the bonds of Series NN, which optional redemption provisions are hereby approved. Subject to the provisions of Section 6 of Article 1 of said Supplemental Indenture the principal of the bonds of Series NN shall be payable at the principal office of the Trustee in the City of Boston, Massachusetts, or its successor in trust under said Indenture of Mortgage, in coin or currency of the United States of America which at the time of payment is legal tender for public and private debts; and subject to the provisions of Section 6 of Article 1 of said Supplemental Indenture the interest on the bonds of Series NN shall be payable in like coin or currency at the office or agency of this Company in the City of Boston, Massachusetts, or, at the option of the holders, in the Borough of Manhattan, City and State of New York.

     Resolved:   that this Board hereby approves the following
     forms of registered bonds without coupons of Series NN, subject to such changes, insertions and omissions in each, not substantially at variance with said forms, as may be determined upon and approved by the President or one of the Vice Presidents of this Company and approved by the Trustee; and that the execution of said bonds by the President or one of the Vice Presidents of this Company and the authentication thereof by the Trustee shall be conclusive evidence that each so executed is within the authority conveyed by this resolution:

     (FORM OF REGISTERED BOND WITHOUT COUPONS OF SERIES NN)

     No. RNN--                                                  $

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION
     FIRST MORTGAGE 6.27% BOND
     SERIES NN
     Due December 15, 2008

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION, a Vermont
     corporation (hereinafter called the Company), for value received, hereby promises to pay to
     or registered assigns, the sum of                     DOLLARS on the
     fifteenth day of December, 2008, and to pay to the registered holder interest on said sum from the date hereof, at the rate of 6.27% per annum, payable semiannually on the fifteenth day of June and December in each year, until the principal hereof becomes due and payable, and at the rate of 7.27% per annum on any overdue principal and (to the extent enforceable under applicable law) on any overdue installment of interest.

     The principal of this bond shall be payable at the principal office of The First National Bank of Boston in the City of Boston, Massachusetts, or its successor in trust under the Indenture of Mortgage hereinafter referred to, in coin or currency of the United States of America which, at the time of payment, is legal tender for public and private debts, and the interest on this bond shall be payable, in like coin or currency, at the office or agency of the Company in the City of Boston, Massachusetts or, at the option of the registered holder, in the Borough of Manhattan, City and State of New York.

     This bond is one of the bonds issued and to be issued from time to time under and in accordance with, and, irrespective of the designation thereof or of the series in which issued, all equally secured by, an Indenture of Mortgage or Deed of Trust dated as of October 1, 1929 (hereinafter as supplemented, modified and confirmed by thirty-eight supplemental indentures, counterparts of which are on file with the Trustee, and by all other indentures supplemental to any or all thereof, collectively called the "Mortgage"), and any and all such supplemental indentures, between the Company and Old Colony Trust Company or The First National Bank of Boston, as Trustee, to which Mortgage reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which releases and other dispositions of the property covered by the Mortgage may be made, and the rights of the holders of said bonds and of the Trustee in respect of such security; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or permit any impairment of the absolute, unconditional and unalterable obligation of the Company to pay, at the maturities herein provided, the principal of and premium (if any) and interest on this bond as herein provided. By the terms of the Mortgage the bonds to be secured thereby are issuable in series, which may vary as to date, amount, date of maturity, rate of interest, and in other respects as in the Mortgage provided.

     The bonds of Series NN shall not be subject to redemption, prepayment, purchase or other retirement prior to maturity except: (a) in connection with the application pursuant to Article IX of the Mortgage of moneys received by the Trustee as proceeds of released property or of property taken by the power of eminent domain or as insurance money (in connection with a redemption or purchase pursuant to said Article IX, and upon the notice and in the manner and with the effect provided in the Mortgage, the bonds of Series NN, of which this is one, may be redeemed or purchased by the Company, subject to the limitations contained in the Mortgage or any of the bonds of Series NN, at any time and from time to time prior to maturity, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof, at a redemption or purchase price of 100% of the principal amount of the bonds of Series NN to be redeemed or purchased plus accrued interest thereon to the date of redemption or purchase, together with a premium equal to the Make-Whole Premium Amount (as defined in subsection
     2(e) of Article 1 of the Supplemental Indenture dated as of December 10,
     1993) with respect to the principal amount being redeemed or purchased); or (b) at the option of the Company, and upon the notice and in the manner and with the effect provided in the Mortgage, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof at any time after December 15, 1994 and prior to December 15, 2008 at a redemption price of 100% of the principal amount of the bonds of Series NN to be redeemed plus accrued and unpaid interest thereon to the date of redemption, together with a premium equal to the Make-
     Whole Premium Amount (as defined in subsection 2(e) of Article 1 of the Supplemental Indenture dated as of December 10, 1993) with respect to such principal amount then to be redeemed.

     In case of certain events of default specified in the Mortgage, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Mortgage. No recourse shall be had for the payment of the principal or interest of this bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company, either directly or through the Company, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the holder hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond is transferable by the registered holder hereof, in person or by attorney duly authorized, at said office of the Trustee, upon surrender and cancellation of this bond, and upon any such transfer a new registered bond or bonds, without coupons, of the same series and maturity date and for the same aggregate principal amount will be issued to the transferee in exchange herefor.

     This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Mortgage of the certificate endorsed hereon.

     IN WITNESS WHEREOF, Central Vermont Public Service Corporation
     has caused this bond to be executed in its name by the manual or facsimile signature of its President or one of its Vice Presidents, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by the manual or facsimile signature of its Secretary or one of its
     Assistant Secretaries, this   day of    , 199 .

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION

     By _____________________________________
     President
     Attest:

     _____________________________
     Secretary

     (FORM OF ENDORSEMENT FOR ALL REGISTERED SERIES NN
     BONDS)

     FOR VALUE RECEIVED
     hereby sell(s), assigns(s) and transfer(s) unto
                          , the within bond issued by Central Vermont Public Service Corporation, and all rights thereunder, hereby irrevocably
     constituting and appointing         attorney to transfer said bond on
     the books of said Company, with full power of substitution in the premises.

     Dated: ___________________

     _______________________________


     In the presence of:

     _____________________________


     NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within bond in every particular, without alteration or enlargement or any change whatever.

     THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES
     ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD
     IN CONTRAVENTION OF SUCH ACT.

     (FORM OF TRUSTEE'S CERTIFICATE FOR ALL SERIES NN BONDS)

     This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

        THE FIRST NATIONAL BANK OF BOSTON,
         Trustee

     By ______________________________
        Authorized Officer

     Resolved:   that this Company's First Mortgage 6.27%
     Bonds, Series NN, to be issued under said Indenture of Mortgage shall be executed in the name of this Company by the manual or facsimile sig-nature of its President or one of its Vice Presidents and shall have affixed thereto the corporate seal of this Company (which may be facsimile) attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

     Resolved:   that, subject to obtaining the approval of the
     Vermont Public Service Board, this Board hereby authorizes the issue of $3,000,000 in principal amount of said First Mortgage 6.27% Bonds, Series NN, which series have been determined upon and established at this meeting, to be issued in respect of extensions and purchased property, pursuant to and in conformity with the provisions of said Indenture of Mortgage, as amended, particularly Section 4 of Article II thereof.

     Resolved:    that this Board of Directors hereby authorizes
     The First National Bank of Boston, Trustee under said Indenture of Mortgage, from time to time to authenticate, on application of the President or any Vice President of this Company, and deliver on the written order of the President or any Vice President $3,000,000 in principal amount of said First Mortgage 6.27% Bonds, Series NN, in such definitive forms and denominations authorized by resolutions of this Board as he may specify, but only upon said The First National Bank of Boston, Trustee, being satisfied that all the requirements of Article II of said Indenture of Mortgage, as amended, relating to the issue of bonds in respect of extensions and purchased property have been complied with and upon the deposit with the Trustee of the documents required under said Article II.

     Whereas,   by Section 12 of Article III of the Indenture of
     Mortgage of this Company to The First National Bank of Boston
     (successor trustee to Old Colony Trust Company), Trustee, dated as of October 1, 1929, this Company covenanted "that it will, upon reasonable request, execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of this Mortgage, especially to make subject to the lien hereof any property now owned or hereafter acquired by it, which it is herein provided shall be subject to the lien hereof", and, by Section 1 of Article XVI thereof, it is provided, among other things, that this Company and the Trustee may enter into such indentures supplemental thereto as may be deemed necessary or desirable "to assign, convey, confirm, mortgage, pledge, transfer and set over unto the Trustee, subject to such liens or other encumbrances as shall be therein specifically described, additional property or properties of the Company, for the equal and proportionate benefit and security, except as herein otherwise expressly provided, of the holders and owners of all bonds at any time issued and outstanding under this Mortgage", and "to add to the covenants or agreements of the Company for the protection of the bondholders and of the trust estate", and "to provide the terms and conditions of redemption of the bonds, and/or for a special sinking fund for the retirement of the bonds of any particular series then about to be issued", and "for any other purpose not inconsistent with the terms of this Mortgage and which shall not impair the security of the same",

     NOW, THEREFORE, BE IT

     Resolved:   that this Board hereby approves the
     Supplemental Indenture to be dated as of December 10, 1993, setting forth the terms of the Company's First Mortgage 6.27% Bonds, Series
     NN, and authorizes and directs the President or any Vice President of this Company for the time being in office, each as such officer and as agent of this Company, to execute and seal with the corporate seal of this Company (which shall be attested by the Secretary or an Assistant Secretary of this Company for the time being in office), and deliver to The First National Bank of Boston, Trustee, a Thirty-Eighth Supplemental Indenture to be dated as of December 10, 1993, substantially in the form presented to this meeting, subject to such changes, insertions and omissions as may be determined and approved by the President or Vice President of this Company executing the same, that such determination and approval are within the authority conveyed by this resolution to be conclusively evidenced by the execution of said Supplemental Indenture on behalf of this Company and such execution being a sufficient identification thereof for all purposes as the Supplemental Indenture hereby authorized.

     Resolved:   that this Company hereby appoints The First
     National Bank of Boston, a national banking association having its principal office in the City of Boston, as the Boston paying agent of this Company for the purpose of paying the interest on this Company's First Mortgage 6.27% Bonds, Series NN, to be issued under and secured by the Indenture of Mortgage dated as of October 1, 1929 (but actually executed October 24, 1929), as amended and supplemented, made and entered into by and between this Company and said The First National
     Bank of Boston as Trustee, and hereby designates the principal office of said The First National Bank of Boston as the office or agency of this Company in Boston, Massachusetts, at which payment may be made to or upon the written order of the holders of the registered bonds of Series NN.


     On motion duly made and seconded, the following resolutions relating to the bonds of Series OO were unanimously passed:

     Resolved:   that this Board of Directors of Central
     Vermont Public Service Corporation hereby determines upon a fortieth series of bonds to be issued from time to time upon proper resolutions of the Board of Directors under the terms of an Indenture of Mortgage between this Company and The First National Bank of Boston (successor trustee to Old Colony Trust Company), Trustee, dated as of October 1,
     1929 (but actually executed October 24, 1929), as amended, and duly recorded, among other places, in the Office of the City Clerk of Rutland, Vermont, and in Washington County, New York, Liber 150 of Mortgages,
     Page 51, Grafton County, New Hampshire, Registry of Deeds, Liber 616,
     Folio 484, Sullivan County, New Hampshire, Records, Vol. 234, Page
     531, in the Office of the Secretary of State of Connecticut, in the offices of the clerks of certain other towns and cities in the State of Vermont, and in the office of the Secretary of State of Vermont; that said series shall be designated as Series OO and that the bonds of said series shall be designated as "First Mortgage 6.90% Bonds, Series OO"; that said bonds shall be in the form of registered bonds without coupons; that each of said bonds shall be dated as of the date of the interest payment day thereof next preceding the date of issue, to which interest has been paid, unless (a) issued on an interest payment day, in which event it shall be dated as of the date of issue, or (b) issued prior to the occurrence of any interest payment day thereof, in which event it shall bear the date of its issue, except that bonds of Series OO issued prior to June 15, 1994 in exchange for other bonds of Series OO shall be dated so that no gain or loss of interest shall result; each bond of Series OO shall bear interest from the date thereof; said bonds (subject to the provisions of said Indenture of Mortgage) to be limited in express aggregate principal amount to $17,500,000, to bear interest from the date thereof at the rate of 6.90% per annum, payable semiannually on the fifteenth day of June and December in each year, until the principal thereof becomes due and payable, and to bear interest on overdue principal and (to the extent enforceable under applicable law) on overdue installments of interest at the rate of 7.90% per annum, and to mature December 15, 2023, to be substantially in the form to be authorized at this meeting; said bonds to be in the denomination of $1,000 and multiples thereof. Said bonds of Series OO may be redeemed as a whole or in part in multiples of one thousand dollars at any time or from time to time prior to maturity, upon the notice and in the manner and with the effect provided in said Indenture of Mortgage and particularly in
     Article V thereof, subject to the provisions of Sections 2, 4 and 5 of
     Article 1 of the Thirty-Eighth Supplemental Indenture to be authorized at this meeting, or in connection with the application pursuant to Article IX of said Indenture of Mortgage of moneys received by the Trustee as proceeds of released property or of property taken by the power of eminent domain or as insurance money, any such redemption to be made at the applicable percentages of the principal amounts thereof specified in the forms of the definitive Series OO bonds to be authorized at this meeting, together in each case with accrued and unpaid interest to the date of redemption; provided, however, that said bonds of Series
     OO shall not be redeemed at the option of the Company on or before December 15, 1994, and said bonds of Series OO shall be subject and entitled to the benefits of optional redemption provisions as set forth in said Supplemental Indenture and referred to in said form of the bonds of Series OO, which optional redemption provisions are hereby approved. Subject to the provisions of Section 6 of Article 1 of said Supplemental Indenture the principal of the bonds of Series OO shall be payable at the principal office of the Trustee in the City of Boston, Massachusetts, or its successor in trust under said Indenture of Mortgage, in coin or currency of the United States of America which at the time of payment is legal tender for public and private debts; and subject to the provisions of
     Section 6 of Article 1 of said Supplemental Indenture the interest on the bonds of Series OO shall be payable in like coin or currency at the office or agency of this Company in the City of Boston, Massachusetts, or, at the option of the holders, in the Borough of Manhattan, City and State of New York.

     Resolved:   that this Board hereby approves the following
     forms of registered bonds without coupons of Series OO, subject to such changes, insertions and omissions in each, not substantially at variance with said forms, as may be determined upon and approved by the President or one of the Vice Presidents of this Company and approved by the Trustee; and that the execution of said bonds by the President or one of the Vice Presidents of this Company and the authentication thereof by the Trustee shall be conclusive evidence that each so executed is within the authority conveyed by this resolution:

     (FORM OF REGISTERED BOND WITHOUT COUPONS OF SERIES
     OO)

     No. ROO--                                                  $

           CENTRAL VERMONT PUBLIC SERVICE CORPORATION
                    FIRST MORTGAGE 6.90% BOND
                            SERIES OO
                      Due December 15, 2023

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION, a Vermont
     corporation (hereinafter called the Company), for value received, hereby promises to pay to
     or registered assigns, the sum of                            DOLLARS on the
     fifteenth day of December, 2023, and to pay to the registered holder interest on said sum from the date hereof, at the rate of 6.90% per annum, payable semiannually on the fifteenth day of June and December in each year, until the principal hereof becomes due and payable, and at the rate of 7.90% per annum on any overdue principal and (to the extent enforceable under applicable law) on any overdue installment of interest.

     The principal of this bond shall be payable at the principal office of The First National Bank of Boston in the City of Boston, Massachusetts, or its successor in trust under the Indenture of Mortgage hereinafter referred to, in coin or currency of the United States of America which, at the time of payment, is legal tender for public and private debts, and the interest on this bond shall be payable, in like coin or currency, at the office or agency of the Company in the City of Boston, Massachusetts or, at the option of the registered holder, in the Borough of Manhattan, City and State of New York.

     This bond is one of the bonds issued and to be issued from time to time under and in accordance with, and, irrespective of the designation thereof or of the series in which issued, all equally secured by, an Indenture of Mortgage or Deed of Trust dated as of October 1, 1929 (hereinafter as supplemented, modified and confirmed by thirty-eight supplemental indentures, counterparts of which are on file with the Trustee, and by all other indentures supplemental to any or all thereof, collectively called the "Mortgage"), and any and all such supplemental indentures, between the Company and Old Colony Trust Company or The First National Bank of Boston, as Trustee, to which Mortgage reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which releases and other dispositions of the property covered by the Mortgage may be made, and the rights of the holders of said bonds and of the Trustee in respect of such security; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or permit any impairment of the absolute, unconditional and unalterable obligation of the Company to pay, at the maturities herein provided, the principal of and premium (if any) and interest on this bond as herein provided. By the terms of the Mortgage the bonds to be secured thereby are issuable in series, which may vary as to date, amount, date of maturity, rate of interest, and in other respects as in the Mortgage provided.

     The bonds of Series OO shall not be subject to redemption, prepayment, purchase or other retirement prior to maturity except: (a) in connection with the application pursuant to Article IX of the Mortgage of moneys received by the Trustee as proceeds of released property or of property taken by the power of eminent domain or as insurance money (in connection with a redemption or purchase pursuant to said Article IX, and upon the notice and in the manner and with the effect provided in the Mortgage, the bonds of Series OO, of which this is one, may be redeemed or purchased by the Company, subject to the limitations contained in the Mortgage or any of the bonds of Series OO, at any time and from time to time prior to maturity, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof, at a redemption or purchase price of 100% of the principal amount of the bonds of Series OO to be redeemed or purchased plus accrued interest thereon to the date of redemption or purchase, together with a premium equal to the Make-Whole Premium Amount (as defined in subsection 2(f) of Article 1 of the Supplemental Indenture dated as of December 10,
     1993) with respect to the principal amount being redeemed or purchased); or (b) at the option of the Company, and upon the notice and in the manner and with the effect provided in the Mortgage, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof at any time after December 15, 1994 and prior to December 15, 2018 at a redemption price of 100% of the principal amount of the bonds of Series OO to be redeemed plus accrued and unpaid interest thereon to the date of redemption, together with a premium equal to the Make-
     Whole Premium Amount (as defined in subsection 2(f) of Article 1 of the Supplemental Indenture dated as of December 10, 1993) with respect to such principal amount then to be redeemed; or (c) at the option of the Company, and upon the notice and in the manner and with the effect provided in the Mortgage, as a whole or in part in the principal amount of $1,000 or any integral multiple thereof, at any time on or after December 15, 2018 and prior to December 15, 2023, at a redemption price of 100% of the principal amount of the bonds of Series OO to be redeemed plus accrued and unpaid interest thereon to the date of redemption but without premium.

     In case of certain events of default specified in the Mortgage, the principal of this bond may be declared or may become due and payable in the manner and with the effect provided in the Mortgage. No recourse shall be had for the payment of the principal or interest of this bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company, either directly or through the Company, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the holder hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

     This bond is transferable by the registered holder hereof, in person or by attorney duly authorized, at said office of the Trustee, upon surrender and cancellation of this bond, and upon any such transfer a new registered bond or bonds, without coupons, of the same series and maturity date and for the same aggregate principal amount will be issued to the transferee in exchange herefor.

     This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Mortgage of the certificate endorsed hereon.

     IN WITNESS WHEREOF, Central Vermont Public Service Corporation
     has caused this bond to be executed in its name by the manual or facsimile signature of its President or one of its Vice Presidents, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested by the manual or facsimile signature of its Secretary or one of its
     Assistant Secretaries, this      day of             , 199  .

     CENTRAL VERMONT PUBLIC SERVICE CORPORATION

     By _____________________________________
     President


     Attest:

     _____________________________
     Secretary

     (FORM OF ENDORSEMENT FOR ALL REGISTERED SERIES OO
     BONDS)

     FOR VALUE RECEIVED
     hereby sell(s), assigns(s) and transfer(s) unto
                          , the within bond issued by Central Vermont Public Service Corporation, and all rights thereunder, hereby irrevocably
     constituting and appointing              attorney to transfer said bond
     on the books of said Company, with full power of substitution in the premises.

     Dated: _______________


     ________________________________


     In the presence of:

     _____________________________


     NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within bond in every particular, without alteration or enlargement or any change whatever.

     THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES
     ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD
     IN CONTRAVENTION OF SUCH ACT.

     (FORM OF TRUSTEE'S CERTIFICATE FOR ALL SERIES OO BONDS)

     This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

     THE FIRST NATIONAL BANK OF BOSTON,
      Trustee

       By ____________________________________
          Authorized Officer

     Resolved:   that this Company's First Mortgage 6.90%
     Bonds, Series OO, to be issued under said Indenture of Mortgage shall be executed in the name of this Company by the manual or facsimile sig-nature of its President or one of its Vice Presidents and shall have affixed thereto the corporate seal of this Company (which may be facsimile) attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

     Resolved:   that, subject to obtaining the approval of the
     Vermont Public Service Board, this Board hereby authorizes the issue of $17,500,000 in principal amount of said First Mortgage 6.90% Bonds, Series OO, which series have been determined upon and established at this meeting, to be issued in respect of extensions and purchased property, pursuant to and in conformity with the provisions of said Indenture of Mortgage, as amended, particularly Section 4 of Article II thereof.

     Resolved:   that this Board of Directors hereby authorizes
     The First National Bank of Boston, Trustee under said Indenture of Mortgage, from time to time to authenticate, on application of the President or any Vice President of this Company, and deliver on the written order of the President or any Vice President $17,500,000 in principal amount of said First Mortgage 6.90% Bonds, Series OO, in such definitive forms and denominations authorized by resolutions of this Board as he may specify, but only upon said The First National Bank of Boston, Trustee, being satisfied that all the requirements of Article II of said Indenture of Mortgage, as amended, relating to the issue of bonds in respect of extensions and purchased property have been complied with and upon the deposit with the Trustee of the documents required under said Article II.

     Whereas,   by Section 12 of Article III of the Indenture of
     Mortgage of this Company to The First National Bank of Boston
     (successor trustee to Old Colony Trust Company), Trustee, dated as of October 1, 1929, this Company covenanted "that it will, upon reasonable request, execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of this Mortgage, especially to make subject to the lien hereof any property now owned or hereafter acquired by it, which it is herein provided shall be subject to the lien hereof", and, by Section 1 of Article XVI thereof, it is provided, among other things, that this Company and the Trustee may enter into such indentures supplemental thereto as may be deemed necessary or desirable "to assign, convey, confirm, mortgage, pledge, transfer and set over unto the Trustee, subject to such liens or other encumbrances as shall be therein specifically described, additional property or properties of the Company, for the equal and proportionate benefit and security, except as herein otherwise expressly provided, of the holders and owners of all bonds at any time issued and outstanding under this Mortgage", and "to add to the covenants or agreements of the Company for the protection of the bondholders and of the trust estate", and "to provide the terms and conditions of redemption of the bonds, and/or for a special sinking fund for the retirement of the bonds of any particular series then about to be issued", and "for any other purpose not inconsistent with the terms of this Mortgage and which shall not impair the security of the same",

     NOW, THEREFORE, BE IT

     Resolved:   that this Board hereby approves the
     Supplemental Indenture to be dated as of December 10, 1993, setting forth the terms of the Company's First Mortgage 6.90% Bonds, Series
     OO, and authorizes and directs the President or any Vice President of this Company for the time being in office, each as such officer and as agent of this Company, to execute and seal with the corporate seal of this Company (which shall be attested by the Secretary or an Assistant Secretary of this Company for the time being in office), and deliver to The First National Bank of Boston, Trustee, a Thirty-Eighth Supplemental Indenture to be dated as of December 10, 1993, substantially in the form presented to this meeting, subject to such changes, insertions and omissions as may be determined and approved by the President or Vice President of this Company executing the same, that such determination and approval are within the authority conveyed by this resolution to be conclusively evidenced by the execution of said Supplemental Indenture on behalf of this Company and such execution being a sufficient identification thereof for all purposes as the Supplemental Indenture hereby authorized.

     Resolved:   that this Company hereby appoints The First
     National Bank of Boston, a national banking association having its principal office in the City of Boston, as the Boston paying agent of this Company for the purpose of paying the interest on this Company's First Mortgage 6.90% Bonds, Series OO, to be issued under and secured by the Indenture of Mortgage dated as of October 1, 1929 (but actually executed October 24, 1929), as amended and supplemented, made and entered into by and between this Company and said The First National
     Bank of Boston as Trustee, and hereby designates the principal office of said The First National Bank of Boston as the office or agency of this Company in Boston, Massachusetts, at which payment may be made to or upon the written order of the holders of the registered bonds of Series OO.

     On motion duly made and seconded, the following resolution relating to the bonds of Series KK, LL, MM, NN and OO was unanimously passed:

     Resolved:   that the officers of this Company and its
     counsel be and they are, and each of them singly is, hereby authorized to do any and all acts or things and to execute any and all documents necessary or, in the opinion of the officer or officers or counsel so acting, desirable to carry out the purposes of the foregoing resolutions and each of them.

            And I further certify that the foregoing resolutions have not since been amended or rescinded and are now in full force and effect.

     IN WITNESS WHEREOF I have hereunto set my hand as such Assistant
     Secretary and have affixed the corporate seal of said Corporation this 7th day of December, 1993.


      Carole L. Root
     Carole L. Root
     Assistant Secretary

     (Corporate
     Seal)